UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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BRAINSTORM CELL THERAPEUTICS INC.
(Name of Registrant as Specified in Its Charter)

Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BRAINSTORM CELL THERAPEUTICS INC.
110 EAST 59TH STREET, 25TH FLOOR
NEW YORK, NY 10022
(212) 557-9000

April 29, 2008

Dear Stockholder:

Brainstorm Cell Therapeutics Inc. will hold its 2008 Annual Meeting of Stockholders on Thursday, June 5, 2008 beginning at 9:00 a.m., Israel time, at 12 Bazel Street, POB 10019 Kiryat Aryeh, Petach Tikva, Israel 49001. We look forward to you attending either in person or by proxy. The enclosed notice of meeting, the proxy statement, and the proxy card from the Board of Directors describe the matters to be acted upon at the meeting.

Your vote is important. Whether or not you expect to attend the meeting, your shares should be represented. Therefore, we urge you to complete, sign, date and promptly return the enclosed proxy card.

On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in our company.

Sincerely yours,

ABRAHAM EFRATI Chief Executive Officer

BRAINSTORM CELL THERAPEUTICS INC.
110 EAST 59TH STREET, 25TH FLOOR
NEW YORK, NY 10022
(212) 557-9000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
THURSDAY, JUNE 5, 2008

To the Stockholders of Brainstorm Cell Therapeutics Inc.:

Notice is hereby given that the 2008 Annual Meeting of Stockholders (the "Meeting") of Brainstorm Cell Therapeutics Inc. (the "Company") will be held on Thursday, June 5, 2008 at 9:00 a.m., Israel time, at the offices of the Company’s subsidiary, 12 Bazel Street, POB 10019 Kiryat Aryeh, Petach Tikva, Israel 49001, for the following purposes:

1.	To elect four (4) directors;

2.
To amend and restate the Company’s 2004 Global Share Option Plan and 2005 U.S. Stock Option and Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 5,000,000 shares;

3.	To ratify the appointment of Brightman Almagor & Co., a member of Deloitte Touche Tohmatsu, as the Company's independent registered public accounting firm for the current fiscal year; and

4.	To transact such business that may properly come before the Meeting and any adjournments or postponements of the Meeting.

The Board of Directors has fixed the close of business on April 10, 2008 as the record date for the Meeting. All stockholders of record on that date are entitled to notice of, and to vote at, the Meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

BY ORDER OF THE BOARD OF
DIRECTORS

Thomas B. Rosedale, Secretary Boston, Massachusetts April 29, 2008

BRAINSTORM CELL THERAPEUTICS INC.

PROXY STATEMENT

Annual Meeting of Stockholders
To Be Held on Thursday, June 5, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Brainstorm Cell Therapeutics Inc. (the "Company") for use at the 2008 Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, June 5, 2008, at the time and place set forth in the accompanying notice of the Meeting, and at any adjournments or postponements thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is on or about May 2, 2008.

The Company's principal executive offices are located at 110 East 59th Street, 25th Floor, New York, New York 10022 and its telephone number is (212) 557-9000.

Voting and Revocability of Proxies

If the enclosed proxy is properly executed and is received prior to the meeting, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, properly executed proxies will be voted:

1.	For the election of the four director nominees;

2.
For the amendment and restatement of the Company’s 2004 Global Share Option Plan and 2005 U.S. Stock Option and Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 5,000,000 shares;

3.
For the ratification of the appointment of Brightman Almagor & Co., a member of Deloitte Touche Tohmatsu, as the Company's independent registered public accounting firm for the current fiscal year; and

4.	At the discretion of the designated proxies named on the enclosed Proxy Card, on any other matter that may properly come before the Meeting, and any adjournment or postponement thereof.

Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the Meeting, by giving a duly executed proxy bearing a later date or by giving written notice of revocation to the Secretary of the Company any time before the proxy is exercised. A stockholder of record attending the Meeting may vote in person whether or not a proxy has been previously given, but the presence, without further action, of a stockholder at the Meeting will not constitute revocation of a previously given proxy.

Quorum and Required Vote

The holders of a majority of all shares of the Company’s common stock, $0.00005 par value per share (the “Common Stock”), issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Votes withheld, abstentions and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes") shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting.

The affirmative vote of the holders of a plurality of the issued and outstanding shares of the Company's Common Stock voting in person or by proxy and entitled to vote is required for the election of directors (Proposal No. 1). The affirmative vote of the holders of a majority of the votes cast in person or by proxy of the shares entitled to vote is required to amend and restate the Company’s 2004 Global Share Option Plan and 2005 U.S. Stock Option and Incentive Plan (Proposal No.2) and to ratify the appointment of Brightman Almagor & Co., a member of Deloitte Touche Tohmatsu, as the Company's independent registered public accounting firm for the current fiscal year (Proposal No. 3).

Shares which abstain from voting on a particular matter and broker non-votes will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on any of the proposals.

Record Date and Voting Securities

Only stockholders of record at the close of business on April 10, 2008 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the close of business on that date, there were 44,617,268 shares of Common Stock outstanding and entitled to vote. Each outstanding share of the Company's Common Stock entitles the record holder to cast one (1) vote for each matter to be voted upon.

Expenses and Solicitation

The cost of this solicitation of proxies will be borne by the Company. In addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee, and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or facsimile following the original solicitation. Such officers and employees will receive no compensation in connection with any such solicitations, other than compensation paid pursuant to their duties described elsewhere in this proxy statement.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of March 17, 2008 with respect to the beneficial ownership of Common Stock of the Company by the following: (i) each of the Company's current directors; (ii) each of the Named Executive Officers; (iii) all of the current executive officers and directors as a group; and (iv) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company's Common Stock.

For purposes of the following table, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, the Company believes that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company’s Common Stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC’s rules, shares of the Company’s Common Stock issuable under options that are exercisable on or within 60 days after March 17, 2008 (“Presently Exercisable Options”) or under warrants that are exercisable on or within 60 days after March 17, 2008 (“Presently Exercisable Warrants”) are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the Common Stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the Common Stock beneficially owned by any other person or entity. Unless otherwise indicated, the address of each person listed in the table is c/o Brainstorm Cell Therapeutics Inc., 110 East 59th Street, New York, New York 10022.

The percentage of the Common Stock beneficially owned by each person or entity named in the following table is based on 42,617,268 shares of Common Stock outstanding as of March 17, 2008 plus any shares issuable upon exercise of Presently Exercisable Options and Presently Exercisable Warrants held by such person or entity.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares		Percentage of Class
Directors, Nominees and Named Executive Officers
Abraham Efrati	166,667	(1)	*
Chaim Lebovits	57,006,925	(2)	66.9%
Yoram Drucker	1,276,038	(3)	2.9%
David Stolick	626,389	(4)	1.4%
Irit Arbel	2,566,666	(5)	6.0%
Jonathan Javitt	1,100,000	(6)	2.6%
Moshe Lion	100,000	(7)	*
Robert Shorr	300,000	(8)	*
All directors and Named Executive Officers as a group (8 persons)	63,142,685		71.4%
5% Shareholders

ACCBT Corp. Morgan & Morgan Building Pasea Estate, Road Town Tortola British Virgin Islands	57,006,925	(9)	66.9%

Ramot at Tel Aviv University Ltd. 32 Haim Levanon St. Tel Aviv University, Ramat Aviv Tel Aviv, L3 61392	3,181,924	(10)	6.9%

Eldad Melamed c/o Rabin Medical Center Beilinson Campus Sackler School of Medicine, Tel Aviv University Petah-Tikva, L3 49100	2,750,678	(11)	6.0%

Daniel Offen c/o Felsenstein Medical Research Center Rabin Medical Center, Tel Aviv University Petah-Tikva, L3 49100	2,750,677	(12)	6.0%

Zegal & Ross Capital 1748 54th Street Brooklyn, NY 11204	2,600,000	(13)	6.1%

*	Less than 1%.

(1)	Consists of 166,667 shares of Common Stock issuable upon the exercise of Presently Exercisable Options.

(2)
Consists of (i) 12,375,000 shares of Common Stock that may be acquired at any time pursuant to a Subscription Agreement, (ii) 13,612,500 shares of Common Stock issuable upon the exercise of a warrant that may be acquired and exercised at any time pursuant to the Subscription Agreement, (iii) 16,637,500 shares of Common Stock issuable upon the exercise of Presently Exercisable Warrants and (iv) 14,381,925 shares of Common Stock owned by ACCBT Corp. ACCBT Corp. and ACC International Holdings Ltd. may each be deemed the beneficial owners of these shares. Based solely on information provided in Amendment No. 4 to Schedule 13D filed with the SEC by ACCBT Corp. on April 28, 2008.

(3)	Consists of (i) 400,000 shares of Common Stock owned by Mr. Drucker; and (ii) 876,038 shares of Common Stock issuable upon the exercise of Presently Exercisable Options.

(4)	Consists of 626,389 shares of Common Stock issuable upon the exercise of Presently Exercisable Options.

(5)
Consists of (i) 2,300,000 shares of Common Stock owned by Dr. Arbel; and (ii) 266,666 shares of Common Stock issuable upon the exercise of Presently Exercisable Options. Dr. Arbel’s address is 6 Hadishon Street, Jerusalem, Israel.

(6)
Consists of (i) 100,000 shares of Common Stock issuable upon the exercise of Presently Exercisable Options and (ii) 1,000,000 shares of Common Stock issuable upon the exercise of Presently Exercisable Warrants.

(7)	Consists of shares of Common Stock issuable upon the exercise of Presently Exercisable Options.

(8)	Consists of 300,000 shares of restricted stock, which shares are subject to the Company’s right to repurchase.

(9)
Consists of (i) 12,375,000 shares of Common Stock that may be acquired at any time pursuant to a Subscription Agreement, (ii) 13,612,500 shares of Common Stock issuable upon the exercise of a warrant that may be acquired and exercised at any time pursuant to the Subscription Agreement, (iii) 16,637,500 shares of Common Stock issuable upon the exercise of Presently Exercisable Warrants and (iv) 14,381,925 shares of Common Stock owned by ACCBT Corp. ACC International Holdings Ltd. and Chaim Lebovits may each be deemed the beneficial owners of these shares. Based solely on information provided in Amendment No. 4 to Schedule 13D filed with the SEC by ACCBT Corp. on April 28, 2008.

(10)
Consists of shares of Common Stock issuable upon the exercise of Presently Exercisable Warrants. Tel Aviv University and Tel Aviv University Economic Corp. Ltd. may each be deemed the beneficial owners of these shares. Based solely on information provided in an Amendment to Schedule 13D filed with the SEC by Ramot at Tel-Aviv University Ltd. on September 17, 2007.

(11)
Consists of (i) 2,688,178 shares of Common Stock issuable upon the exercise of Presently Exercisable Warrants and (ii) 62,500 shares of Common Stock issuable upon the exercise of Presently Exercisable Options. Based solely on information provided in Schedule 13D filed with the SEC by Prof. Eldad Melamed on September 26, 2005.

(12)
Consists of (i) 2,688,177 shares of Common Stock issuable upon the exercise of Presently Exercisable Warrants and (ii) 62,500 shares of Common Stock issuable upon the exercise of Presently Exercisable Options. Based solely on information provided in Schedule 13D filed with the SEC by Daniel Offen on September 26, 2005.

(13)	Based solely on information provided in Schedule 13D filed with the SEC by Zegal & Ross Capital on July 16, 2004.

Change in Control

Subscription Agreement

On July 2, 2007, we entered into a subscription agreement (the “Subscription Agreement”) with ACCBT Corp. (“ACCBT”), pursuant to which we agreed to sell and issue (i) up to 27,500,000 shares of our Common Stock for an aggregate subscription price of up to $5.0 million, and (ii) for no additional consideration, warrants to purchase up to 30,250,000 shares of our Common Stock. Subject to certain closing conditions, separate closings of the purchase and sale of the shares and the warrants are scheduled to take place from August 30, 2007 through November 15, 2008. If ACCBT purchases all of the shares that it is entitled to under the Subscription Agreement and converts all of the warrants that it is entitled to receive, it will own approximately 66.9% of the Common Stock of the Company. A change in control of the Company will occur upon ACCBT’s purchase and/or conversion of more than 50% of our Common Stock. To date, ACCBT has purchased 14,381,925 shares of the Company’s Common Stock.

Security Holders Agreement

Pursuant to the Subscription Agreement, ACCBT and certain other security holders of the Company holding at least 31% of the issued and outstanding shares of our Common Stock entered into a Security Holders Agreement (the “Security Holders Agreement”). The security holders party to the Security Holders Agreement agreed, upon the payment by ACCBT of its first $1.0 million under the Subscription Agreement, to vote all of their shares such that ACCBT’s nominees to our Board of Directors will constitute a minimum of 40% of the Board of Directors, and, upon the payment by ACCBT of its second $1.0 million, to vote all of their shares such that ACCBT’s nominees will constitute a minimum of 50.1% of the Board of Directors. However, if ACCBT stops making payments after the first closing date such that ACCBT pays us less than $4.0 million, ACCBT will be entitled to appoint only 40% of the members of our Board of Directors. To date, ACCBT has paid $2.75 million pursuant to the Subscription Agreement and therefore has the right to nominate 50.1% of the Board of Directors under the Security Holders Agreement.

 The security holders who are parties to the Security Holders Agreement also agreed, for so long as ACCBT holds at least 5% of the issued and outstanding shares of our Common Stock, not to vote any of their shares to approve the following matters, without the written consent of ACCBT: (i) any change in our certificate of incorporation or bylaws, or alteration of our capital structure; (ii) the declaration or payment of a dividend or the making of any distributions; (iii) the taking of any steps to liquidate, dissolve, wind-up or otherwise terminate our corporate existence; or (iv) the entering into any transaction the effect of which would place control of our business in the hands of an arm’s length third party.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Board of Directors recommends that the four nominees named below be elected to serve on the Board of Directors, each of whom is presently serving as a director. The affirmative vote of the holders of a plurality of the votes cast in person or by proxy at an annual meeting of stockholders by the shares entitled to vote is required for the election by stockholders of directors to the Board of Directors. Shares of Common Stock represented by all proxies received and not marked so as to withhold authority to vote for any individual nominee or for all nominees will be voted for the election of the four nominees named below. Each nominee has consented to being named in this Proxy Statement and has indicated
his willingness to serve if elected. If for any reason any nominee should become unable or unwilling to serve, the persons named as proxies may vote the proxy for the election of a substitute nominee selected by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve. Shareholders may vote for no more than four nominees for director.

Under the Security Holders Agreement, ACCBT is entitled to nominate 50.1% of our Board of Directors. Dr. Jonathan C. Javitt and Moshe Lion were nominated pursuant to this provision.

Biographical and certain other information concerning the Company's nominees for election to the Board of Directors is set forth below. Information with respect to the number of shares of the Company's Common Stock beneficially owned by each director as of March 17, 2008 appears above under "Security
Ownership of Certain Beneficial Owners and Management." No director or executive officer is related by blood, marriage or adoption to any other director or executive officer.

Name	Age	Position
Irit Arbel	48	Director
Jonathan C. Javitt	51	Director
Moshe Lion	46	Director
Robert Shorr	54	Director

Dr. Irit Arbel joined the Company in May 2004 as a director and as our President. She served as President until she resigned in November 2004 in order to enable Dr. Beck's appointment. Dr. Arbel was President and CEO of Pluristem Life Systems, Inc. from 2002 to June 2004, and was Israeli Sales Manager of Merck, Sharp & Dohme from 1998 to 2002. From 1995 to 1997, Dr. Arbel served as the head of research for Hadassa-Ein Karem Hospital in Jerusalem. Dr. Arbel specialized in the use of pharmaceuticals for neurology, ophthalmology and dermatology treatments. Dr. Arbel earned her Post Doctorate degree in 1997 in Neurobiology, after performing research in the area of Multiple Sclerosis. Dr. Arbel also holds a Chemical Engineering degree from the Technion, Israel's Institute of Technology.

Dr. Jonathan C. Javitt joined the Company as a director in August 2007. Dr. Javitt is a physician with a background in information technology, health economics, and public health. Since 2001, Dr. Javitt has served as a Senior Fellow of the Potomac Institute for Policy Studies, and since 1998 has also served as Chairman and CEO of Health Directions, LLC, an investment and consulting group that focuses on healthcare information technology and biotechnology. Dr. Javitt has been a founder of health information technology companies that have become part of Siemens, Inc., United Health Group, Inc., and Aetna, Inc. Currently, he serves as Managing Director for Health Care and Life Sciences of BTI, Inc. and is a Director of Flexscan, Inc.  Since 1988, Dr. Javitt has also served as a Professor of Ophthalmology (adjunct) at the Johns Hopkins University. Dr. Javitt has considerable expertise and experience in the development of new drugs, having worked extensively over the past twenty years with Merck, Inc., Pfizer, Inc., Allergan, Inc., Alcon, Inc., OSI, Inc., and others in bringing new drugs and medical devices to the marketplace.

Mr. Moshe Lion joined the Company as a director in July 2007. Since 1999, Mr. Lion has been a senior partner of Lion, Orlitzky and Co., a member of Moore Stephens International. Mr. Lion also serves as a director for Elbit Medical Imaging Ltd. Previously, Mr. Lion was Chairman of Israel Railways, Director of the Israel Council for Higher Education and the Wingate Institute for Physical Education, Director of Elscint Ltd, Director of Massad Bank and Director of Bank Tefahot. Prior to that, Mr. Lion served as Director General of the Israeli Prime Minister's Office as well as an economic advisor to the Israeli Prime Minister. He also served as the Head of the Bureau of the Israeli Prime Minister's Office. Mr. Lion holds a Bachelor of Arts degree in accounting and economics and a Master's Degree in Law (LL.M.) from Bar Ilan University.

Dr. Robert Shorr joined the Company as a director in March 2005. Since 2000, Dr. Shorr has served as President and CEO of Cornerstone Pharmaceuticals, a bio technology company. Since 1998, he has also served as Director of Business Development at the State University of New York at the Stony Brook Center for Advanced Technology. From 1998 until 2002, Dr. Shorr was Vice-President of Science and Technology (CSO) of United Therapeutics, a NASDAQ listed company. He has served as trustee at the Tissue Engineering Charities, Imperial College, London since 1999. Prior to 1998 he held management positions at Enzon Inc., a NASDAQ listed company, and AT Biochem of which he was also founder. Dr. Shorr also served on the Board of Directors of Biological Delivery Systems Inc., a NASDAQ listed company. Dr. Shorr holds both a Ph.D. and a D.I.C. from the University of London, Imperial College of Science and Technology as well as a B.Sc. from the State University of New York.

The Board of Directors recommends a vote FOR the election of the nominees named above as directors of the Company.

PROPOSAL NO. 2
APPROVAL OF AMENDMENT AND RESTATEMENT OF 2004 GLOBAL SHARE OPTION PLAN
AND 2005 U.S. STOCK OPTION AND INCENTIVE PLAN

On November 25, 2004, our Board of Directors adopted the 2004 Global Share Option Plan (as amended, the “Global Plan”). On February 24, 2005, our Board of Directors adopted the 2005 U.S. Stock Option and Incentive Plan (as amended, the “U.S. Plan” and together with the Global Plan, the “Plans”). On February 24, 2005, the Board also amended the Global Plan to provide that any awards granted under the Global Plan and the U.S. Plan will reduce the total number of shares available for future issuance under each Plan. The stockholders approved the Plans on March 28, 2005. We believe that our future success and the continued growth in stockholder value depends, in large part, on our ability to attract, retain and motivate key employees and consultants with experience and ability in today’s intensely competitive market. Participation in the Plans rewards key employees for superior performance by giving them an opportunity to participate in this success. We believe that the stock options that may be granted and other stock-based compensation awards that may be made under the Plans are consistent with the grants and awards made by companies with which we compete for key talent. We currently have three executive officers, four directors and fourteen additional employees who are eligible to participate in the Plans. We may also grant awards to consultants.

Under the Plans, we are currently authorized to grant equity awards for the issuance of up to an aggregate of 9,143,462 shares of Common Stock. As of March 31, 2008, 8,991,778 shares of Common Stock had been issued, or are reserved for issuance, pursuant to awards granted under the Plans to plan participants. We estimate that the remaining 151,684 shares available for issuance under the Plans will not be sufficient to meet our future needs.

Accordingly, on April 28, 2008 our Board approved, subject to stockholder approval, the amendment and restatement of the Plans to increase the number of shares available for issuance under the Plans (subject to adjustment for certain changes in the Company’s capitalization) by an additional 5,000,000 shares, bringing the total number of shares available for issuance under the Plans to 5,151,684 shares.

If the stockholders do not approve the proposed amendment and restatement of the Plans, our ability to grant any further options or make any further awards of stock under the Plans will be significantly curtailed and our flexibility in granting the most appropriate type of award will be significantly limited. This is likely to adversely impact our ability to attract, retain and motivate current and prospective employees.

The Board of Directors believes the amendment and restatement of the Plans is in the best interests of the Company and its stockholders and recommends a vote “FOR” the approval of such amendment and restatement.

Description of the Global Plan

 The following description of certain features of the Global Plan, including Appendix A thereto related to participants who are residents of Israel (the “Israeli Appendix”), is intended to be a summary only. The summary is qualified in its entirety by the full text of the Global Plan and the Israeli Appendix as amended and restated, which are attached hereto as Exhibit A.

Administration. To date, the Global Plan has been administered by the Board of Directors. The Board may, however, delegate its powers under the Global Plan to a compensation committee of the Board (the "Compensation Committee") which shall consist of at least two (2) members of the Company's Board of Directors. Notwithstanding, the Board shall automatically have residual administrative authority (i) if no committee shall be constituted, (ii) with respect to rights not delegated by the Board to the Committee, or (iii) if the Compensation Committee shall cease to operate for any reason whatsoever.

Participation. The Global Plan provides that the persons eligible for participation in the Global Plan shall include employees, directors, and/or service providers such as consultants, or advisers of the Company or any affiliate, or any other person who is not an employee (also referred to as non-employee). In determining the eligibility of an individual to be granted options pursuant to the Global Plan, as well as in determining the number of options to be granted to any individual, the Board of Directors takes into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of the individual's service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board of Directors deems relevant. The number of individuals potentially eligible to participate in the Global Plan currently included three officers, fourteen employees, three scientific consultants, four non-employee directors and an indeterminate number of additional consultants and service providers of the Company.

Terms and Provisions of Options. Options granted under the Global Plan are exercisable at such times and during such period as is set forth in the option agreement, and shall terminate upon the earlier of (i) the date set forth in the option agreement, (ii) the expiration of ten (10) years from the date of grant, or (iii) the expiration of any extended period in any of the events set forth below. The option agreement may contain such provisions and conditions as may be determined by the Compensation Committee. The Option exercise price for each share subject to an Option shall be determined by the Compensation Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board of Directors from time to time. The exercise price shall be payable upon the exercise of an Option in cash, check, or wire transfer.

 An Option or any right with respect thereto of any optionee to exercise an Option granted under the Global Plan is not assignable or transferable, nor may it be given as collateral nor may any right with respect thereto be given to a third party whatsoever, other than by will or the laws of descent and distribution, or as specifically otherwise allowed under the Global Plan. Moreover, during the lifetime of the optionee, each and all of such optionee's rights to purchase shares under the Global Plan shall be exercisable only by the optionee.

 In the event of a termination of optionee's employment or service, all Options granted to such optionee shall immediately expire. Notwithstanding the foregoing and unless otherwise determined in the optionee's option agreement, an Option may be exercised after the date of termination as follows: If the termination is without cause, the unexpired vested Options still in force may be exercised within a period of three (3) months after the date of such termination. If such termination of employment is the result of death or disability, the vested unexpired Options still in force may be exercised within a period of twelve (12) months after such date of termination. If such termination of employment or service is for cause, any outstanding unexercised Option will immediately expire and terminate, and the optionee shall not have any right in respect thereof. In no event shall an option be exercisable after the date upon which it expires by its terms. The Compensation Committee has the authority to extend the term of all or part of the vested Options beyond the date of such termination for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable.

Merger; Acquisition; Reorganization. The Global Plan provides that in the event of a merger, acquisition, or reorganization of the Company or in the event of a sale of all or substantially all of the assets or shares of the Company to another entity (a "Transaction") the unexercised Options shall be assumed or substituted for an appropriate number of shares of each class of shares or other securities of the successor corporation (or a parent or subsidiary of the successor corporation) as were distributed to the shareholders of the Company in connection with the Transaction. In the case of such assumption and/or substitution of Options, appropriate adjustments shall be made to the exercise price so as to reflect such Option and all other terms and conditions of the option agreements, all subject to the determination of the Compensation Committee or the Board of Directors, which determination shall be in their sole discretion and final. The Global Plan further provides that in the event that the outstanding shares shall at any time be changed or exchanged by declaration of a share dividend (bonus shares), share split or reverse share split, combination or exchange of shares, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of shares subject to the Global Plan or subject to any Options theretofore granted, and the exercise prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate exercise price, provided, however, that no adjustment shall be made by reason of the distribution of subscription rights on outstanding shares. Upon the occurrence of any of the above, the class and aggregate number of shares issuable pursuant to the Global Plan, in respect of which Options have not yet been exercised, shall be appropriately adjusted.

 The Board of Directors or the Compensation Committee shall also have the power to determine that in certain option agreements there shall be a clause instructing that if in any Transaction the successor corporation (or parent or subsidiary of the successor corporation) does not agree to assume or substitute the Options, the vesting dates of outstanding Options shall be accelerated so that any unvested Option or any portion thereof shall be immediately vested ten (10) days prior to the effective date of the Transaction.

 Upon voluntary dissolution or liquidation of the Company, the Company shall immediately notify all unexercised Option holders of such voluntary liquidation, and the Option holders shall then have ten (10) days to exercise any unexercised vested Options held by them at that time. Upon the expiration of such ten-day period, all remaining outstanding Options will terminate immediately.

Termination and Amendment. Unless sooner terminated, the Global Plan shall terminate ten (10) years from November 25, 2004, the date upon which it was adopted by the Board of Directors. The Board of Directors may at any time terminate or suspend the Global Plan or make such modification or amendment as it deems advisable; provided, however, that no amendment, alteration, suspension or termination of the Global Plan shall impair the rights of any optionee, unless mutually agreed otherwise by the optionee and the Company. Termination of the Global Plan prior to the termination date shall not affect the Board of Director’s ability to exercise the powers granted to it thereunder with respect to Options granted under the Global Plan prior to the date of such earlier termination. The Company shall obtain the approval of the Company's stockholders for amendment to the Global Plan if stockholders' approval is required under any applicable law or if stockholders' approval is required by any authority or by any governmental agencies or national securities exchanges.

Description of the U.S. Plan

The following description of certain features of the U.S. Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the U.S. Plan, as amended and restated, that is attached hereto as Exhibit B.

U.S. Plan Administration. The U.S. Plan may be administered by the Board of Directors or a committee of not fewer than two non-employee directors who are independent (the “Administrator”). The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the U.S. Plan.

Eligibility and Limitations on Grants. Persons eligible to participate in the U.S. Plan will be those current or prospective officers, employees, non-employee directors and other key persons (including consultants) of the Company and its subsidiaries as selected from time to time by the Administrator. An indeterminate number of consultants and service providers of the Company are currently eligible to participate in the U.S. Plan. No more than 14,143,462 shares shall be issued in the form of incentive stock options.

Stock Options. The U.S. Plan permits the granting of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (ii) options that do not so qualify. Options granted under the U.S. Plan will be non-qualified options if they (i) fail to qualify as incentive options, (ii) are granted to a person not eligible to receive incentive options under the Code, or (iii) otherwise so provide. Non-qualified options may be granted to any persons eligible to receive incentive options, to non-employee directors and other non-employee key persons. The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of the Common Stock on the date of grant.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the U.S. Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator.

Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Administrator or, if the Administrator so permits, by delivery (or attestation to the ownership) of shares of Common Stock that meet such requirements as may be specified by the Administrator including shares of Common Stock that are not subject to any restrictions imposed by the Company and that have been held by the optionee for at least six months or that were purchased in the open market by the optionee. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Restricted Stock. The Administrator may award shares of Common Stock to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. The purchase price (if any) of shares of Restricted Stock will be determined by the Administrator. If the performance goals and other restrictions are not attained, the grantee will automatically forfeit their awards of restricted stock to the Company.

Tax Withholding. Participants in the U.S. Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares of Common Stock to be issued pursuant to an option exercise or other award, or by transferring to the Company shares of Common Stock having a value equal to the amount of such taxes.

Adjustments for Stock Dividends, Stock Splits, Etc. The U.S. Plan authorizes the Administrator to make appropriate adjustments to outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, consolidation, sale of the Company or similar event, the Administrator will make appropriate adjustments in the limits specified in the U.S. Plan and to outstanding awards. The Administrator may also adjust outstanding awards to take into consideration material changes in accounting practices or extraordinary dividends or similar events if the Administrator determines that such adjustments are appropriate.

Change in Control Provisions. The U.S. Plan provides that in the event of a sale event (as defined in the U.S. Plan) resulting in a change in control of the Company, all stock options and restricted stock awards will be appropriately adjusted and assumed with the same vesting schedule by the successor entity (unless otherwise provided in the award agreement or by the Administrator). If any awards are not so assumed, the Administrator will provide for a period of time before the change in control during which then exercisable options may be exercised. In addition, in the event of a sale event in which the Company's stockholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options equal to the difference between the per share cash consideration and the exercise price of the options.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the U.S. Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder's consent. Any amendments that materially change the terms of the U.S. Plan, including any amendments that increase the number of shares reserved for issuance under the U.S. Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the U.S. Plan, or materially change the method of determining fair market value of Common Stock, will be subject to approval by stockholders. Amendments shall also be subject to approval by the Company's stockholders if and to the extent determined by the Administrator to be required by the Code to preserve the qualified status of incentive options. In addition, except in connection with a reorganization of the Company or a merger or other transaction, the Board may not reduce the exercise price of an outstanding stock option or effect repricing of an outstanding stock option through cancellation or regrants.

Plan Benefits

As of March 31, 2008, approximately 24 persons were eligible to receive awards under the Plans, including our three executive officers, three scientific consultants and four non-employee directors. We may also grant awards to consultants. The granting of awards under the Plans is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group. On April 28, 2008, the last reported sale price of our Common Stock was $0.36.

Since approval of the Plans in March 2005, as of March 31, 2008 the following options and shares of restricted stock have been granted under the Plans to the following persons and groups:

Grantees	No. of Options Granted	Shares of Restricted Stock
Named Executive Officers:
Chaim Lebovits	—	—
Abraham Efrati	1,000,000	—
David Stolick	850,000	—
Yoram Drucker	1,035,760	—
All Current Executive Officers as a Group	2,885,760	—

Directors who are not Executive Officers:
Irit Arbel	300,000	—
Jonathan C. Javitt	100,000	—
Moshe Lion	100,000	—
Robert Shorr	—	300,000
All Current Directors who are not Executive Officers as a Group	500,000	300,000

Each Associate of any of such Directors or Executive Officers	—	—

Each Other Person who Received or is to Receive Five Percent of Options under the Plans	957,163	—

All Employees, including all Current Officers who are not Executive Officers, as a Group	2,075,000	—

Israeli Appendix and Tax Matters

Section 102 of the Israeli Income Tax Ordinance (New Version), 1961, as amended (the "Section 102"; "Tax Ordinance", respectively) shall apply to allocation of Options and/or shares to employees, including directors and office holders, but excluding controlling shareholders (as defined in Section 32(9) of the Ordinance) (the "Employees"). Options granted under the amended Section 102 may be classified as Approved 102 Option to be held by a trustee for the benefit of the Employees for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the "Trustee"; "Holding Period", respectively) or as Unapproved 102 Option, without a trustee. The Trustee is an individual who is appointed by the Company and approved by the Israeli Tax Authorities. Under the trustee track, the trustee may not release any shares allocated or issued upon exercise of Approved 102 Options prior to the full payment of optionee's tax liabilities arising from Approved 102 Options which were granted to him and/or any shares allocated or issued upon exercise of such Options. With respect to any Approved 102 Option, an optionee shall not sell or release from trust any share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including bonus shares, until the lapse of the Holding Period described above. If any such sale or release shall occur during the Holding Period the sanctions under Section 102 shall apply and shall be borne by such optionee. Approved 102 Options may either be classified as "ordinary income option" or "capital gains option". The classification of the type of options as "ordinary income option" or "capital gain option" depends on the election made by the Company prior to the date of grant, and obligates the Company to grant such type of option to all of its Employees for a period of one year following the year during which options were first granted.

We have chosen to grant Options to our Employees as Approved 102 Options under the capital gain track. Such election was appropriately filed with the Israeli tax authorities before the grant of an Approved 102 Option. Under such track, the Employee will realize a capital gain upon the sale of shares received following the exercise of such options or upon release of such shares from trust, whichever is earlier.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the Plans. This summary is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. An optionee will not have any additional FICA (Social Security) taxes upon exercise of an incentive option. If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of Common Stock. If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. With respect to non-qualified options under the Plans, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company’s Deductions. As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the Plans may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).

The Board of Directors recommends a vote FOR the proposal to amend and restate the Company’s Plans to increase the number of shares of Common Stock available for issuance thereunder by 5,000,000 shares.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

On April 28, 2008, the Company engaged Brightman Almagor & Co., a member of Deloitte Touche Tohmatsu, (“Deloitte”) as its independent registered public accounting firm, commencing with the review of the Company’s financial statements to be included in the Company’s quarterly reports on Form 10-QSB for the fiscal quarter ended March 31, 2008. This action, which was approved by the Company’s Audit Committee, dismisses Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, (“Kost”), as the Company’s independent registered public accounting firm for the remainder of the fiscal year ending December 31, 2008. The Board of Directors is asking the Company's stockholders to ratify the appointment of Deloitte as the Company's independent registered public accounting firm. Although ratification is not required by the Company's Bylaws or otherwise, the Board is submitting the appointment of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Deloitte as the Company's independent registered public accounting firm, the Board will reconsider its selection. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in the Company's and its stockholders' best interests. A representative of Deloitte is not expected to be present at the Meeting and will not have the opportunity to make a statement or be available to respond to appropriate questions from stockholders. Kost is not expected to have a representative at the Meeting.

Except as noted in the paragraph immediately below, Kost’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The reports of Kost on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2007 and 2006, contained an explanatory paragraph which noted its substantial doubt about the Company's ability to continue to operate as a going concern by (i) the fact that the Company has incurred operating losses and has a negative cash flow from operating activities and has a working capital deficiency and (ii) the uncertainty which may result from one of the Company’s research and development license agreements. The reports also noted that the Company’s financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

During the Company’s fiscal years ended December 31, 2007 and 2006 and through the current date, there were no disagreements between the Company and Kost on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Kost’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year.

Except as noted in the paragraph immediately below, during the Company’s fiscal years ended December 31, 2007 and 2006 and through the current date there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

As disclosed in the Company’s annual report on Form 10-KSB for the fiscal year ended December 31, 2007, a material weakness was identified, as the Company did not maintain effective controls over certain aspects of the financial reporting process because it lacked a sufficient complement of personnel with a level of accounting expertise and an adequate supervisory review structure that is commensurate with the Company’s financial reporting requirements. Specifically, the Company’s Chief Financial Officer handles certain accounting issues of the Company alone as there is no one in the Company’s accounting and finance departments who is qualified to assist him.

During the Company’s fiscal years ended December 31, 2007 and 2006 and through the current date, neither the Company, nor anyone on behalf of the Company, consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Deloitte to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Kost with a copy of the foregoing statements and requested that Kost furnish the Company a letter addressed to the Securities and Exchange Commission stating whether or not Kost agrees with the above statements.  The Company will file such letter as an exhibit to a Current Report on Form 8-K once it is received.

The Board of Directors recommends a vote FOR ratification of the appointment of Brightman Almagor & Co., a member of Deloitte Touche Tohmatsu, as the Company's independent registered public accounting firm for the current fiscal year.

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Members of Board of Directors

The Board of Directors has determined that each of Dr. Arbel, Dr. Javitt, Mr. Lion and Dr. Shorr, constituting all of the directors of the Company, satisfies the criteria for being an “independent director” under the standards of the Nasdaq Stock Market, Inc. (“Nasdaq”) and has no material relationship with the Company other than by virtue of service on the Board of Directors.

Board Meetings

The Board of Directors held 4 meetings during the fiscal year ended December 31, 2007. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors during the time each has served in 2007.

Committees of the Board

On February 7, 2008, the Board of Directors established a standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, which assists the Board of Directors in fulfilling its responsibilities to stockholders concerning the Company’s financial reporting and internal controls, and facilitates open communication among the Audit Committee, Board of Directors, outside auditors and management. The Audit Committee discusses with management and the Company’s outside auditors the financial information developed by the Company, the Company’s systems of internal controls and the Company’s audit process. The Audit Committee is solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The independent auditors meet with the Audit Committee (both with and without the presence of the Company’s management) to review and discuss various matters pertaining to the audit, including the Company’s financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company. The Audit Committee preapproves all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor. The Audit Committee coordinates the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee is charged with establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee reviews all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board of Directors has adopted a written charter for the Audit Committee, which is available in the corporate governance section of the Company’s website at www.brainstorm-cell.com. The Audit Committee currently consists of Mr. Lion (Chairman) and Drs. Arbel and Shorr, each of whom is independent as defined under applicable Nasdaq listing standards.

   The Board of Directors does not have a standing nominating committee, instead each member of the Board of Directors participates in the consideration of director nominees. Due to the size of the Company, the Board of Directors does not currently have a policy regarding stockholder recommendations of director nominees. The Board of Directors does not have any specific, minimum qualifications for director nominees, but considers a variety of factors in selecting director nominees, including, but not limited to the following: integrity, education, business acumen, knowledge of the Company's business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders.

Due to the size of the Company, the Board of Directors does not have a standing compensation committee. Each member of the Board of Directors participates in the consideration and determination of executive and director compensation. Executive officers suggest proposed executive compensation, but the Board is the sole decision-maker. Director compensation is reviewed by the Board on a yearly basis.

Family Relationships

  There are no family relationships between the executive officers or directors of the Company.

Involvement in Certain Legal Proceedings

None.

Code of Ethics

   On May 27, 2005, our Board of Directors adopted a Code of Business Conduct and Ethics that applies to, among other persons, members of our Board of Directors, our officers, including our Chief Executive Officer (our principal executive officer), our President, our Chief Financial Officer (our principal financial and accounting officer), contractors, consultants and advisors. The Code of Business Conduct and Ethics is available in the corporate governance section of the Company’s website at www.brainstorm-cell.com.

Communication with the Board of Directors

Due to the size of the Company, the Company has no formal process for stockholders to send communications to the Board of Directors. Stockholders may send written communications to the Board of Directors or any individual members to the Company's offices, 110 East 59th Street, 25th Floor, New York, NY 10022. All such communications will be relayed accordingly, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

ADDITIONAL INFORMATION

Current Executive Officers

Set forth below is a summary description of the principal occupation and business experience of each of the Company's executive officers:

Name	Age	Position
Abraham Efrati	58	Chief Executive Officer
Chaim Lebovits	37	President
David Stolick	42	Chief Financial Officer

Abraham (Rami) Efrati joined the Company in October 2007 as our Chief Executive Officer. In 2004, Mr. Efrati founded, and is currently the Chief Executive Officer of, Pro-Int Ltd., a private company. In 2005, Mr. Efrati co-founded, and is currently the Chief Executive Officer of, TeleFlight Technologies Ltd., a technology company specializing in research and development of micro electronics solutions mainly oriented for unmanned systems.  From 1997 until 2004, Mr. Efrati served as the Vice President, Sales, Business Development and Marketing for the government project division of NICE-Systems Ltd., a leading provider of solutions that capture, manage and analyze unstructured multimedia content and transactional data enabling companies and public organizations to enhance business and operational performance, address security threats and behave proactively.

Chaim Lebovits joined the Company in July 2007 as our President. Mr. Lebovits controls ACC Holdings, a holding company which controls three subsidiaries: (i) C&L Natural Resources; (ii) ACC Resources; and (iii) ACCBT. C&L Natural Resources focuses on oil production in West Africa and operates an oil and gas field with proven reserves of 20 million barrels of oil and an option to discover up to an additional 100 million barrels of oil. ACC Resources holds 10 permits for gold exploration in Burkina Faso. ACCBT focuses on new and emerging biotechnologies. Mr. Lebovits has been at the forefront of mining and natural resource management in the African region for close to a decade.

David Stolick joined the Company in February 2005 as our Chief Financial Officer. From January 1995 to April 2005, Mr. Stolick was Corporate Controller of M-Systems Flash Disk Pioneers Ltd., a NASDAQ listed company. In 1994, he served as Deputy Controller of Electronics Line Ltd., an Israeli publicly traded company, and from 1991 until 1994 he was Audit Manager at Goldstein, Sabbo, and Tebet Accountants. Mr. Stolick holds a B.A. in Economics and Accounting from Ben-Gurion University. He has been qualified as a certified accountant in Israel since 1993.

Executive Compensation

Summary Compensation

The following table sets forth certain summary information with respect to the compensation paid during the fiscal year ended December 31, 2007 and the 12-month period ended December 31, 2006 earned by each of the following individuals: (i) the Chief Executive Officer, (ii) the President, (iii) the Chief Financial Officer and (iv) the former Chief Operating Officer (together, the “Named Executive Officers”). In the table below, columns required by the regulations of the SEC have been omitted where no information was required to be disclosed under those columns.

SUMMARY COMPENSATION TABLE (*)

Name and Principal Position	Year (1)	Salary ($)	Option Awards ($) (2)	All Other Compensation ($)(3)	Total ($)
Abraham (Rami) Efrati Chief Executive Officer	2007	39,565	46,130	11,468	97,163

Chaim Lebovits President	2007	-	-	-	-

David Stolick Chief Financial Officer	2007 2006	86,931 85,127	299,365 355,869	34,057 34,703	420,353 475,699

Yoram Drucker Former Chief Operating Officer	2007 2006	73,460 78,688	276,385 321,504	30,833 32,201	380,678 432,393

(*)Each of the Named Executive Officers is paid in New Israeli Shekel (NIS); the amounts above are the U.S. dollar equivalent. The conversion rate used was the average of the end of month’s rate between the U.S. dollar and the New Israeli Shekels (NIS) as published by the Bank of Israel, the central bank of Israel.

(1) On September 17, 2006, the Company changed its fiscal year end from March 31 to December 31. The table above shows compensation for the 12-month period ended December 31, 2006. Accordingly, the amounts shown for December 31, 2006 include amounts paid for the period from January 1, 2006 through March 31, 2006.

(2) The value of the option awards are determined in accordance with SFAS 123(R) as disclosed in Footnote 2(j) to the Consolidated Financial Statements included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007. There can be no assurance that the amounts calculated under SFAS 123(R) will be realized and amounts realized could ultimately exceed the amounts calculated under SFAS 123(R).

(3) Includes management insurance (which includes pension, disability insurance and severance pay), payments towards such employee’s education fund, amounts paid for use of a Company car and Israeli social security.

Executive Employment Agreement and Termination of Employment and Change-in-Control Arrangements

Abraham Efrati. Pursuant to his employment agreement dated October 7, 2007, Mr. Efrati is entitled to an initial base salary of 50,000 NIS per month (approximately $14,285).

Mr. Efrati is entitled to coverage under our Manager’s Insurance Policy. Mr. Efrati is also entitled to an education fund and the use of a Company car.

Mr. Efrati’s employment under his employment agreement is “at will”. It may be terminated by him upon giving notice of ninety (90) days prior to his departure until the first anniversary of his employment and upon notice of one hundred and eighty (180) days notice after the first anniversary. The Company may terminate Mr. Efrati’s employment with the same amount of notice, however the Company may also terminate Mr. Efrati by giving payment for the notice period in lieu of prior notice and may terminate Mr. Efrati without any notice or any compensation whatsoever if such termination is for cause (as “cause” is defined in Mr. Efrati’s employment agreement).

Mr. Efrati has also agreed not to compete with the Company or solicit the Company’s customers or employees during the term of his employment and for a period of twelve (12) months following the termination of his employment for any reason.

Chaim Lebovits. On February 11, 2008, the Company agreed that it would provide Mr. Lebovits with a salary of 37,450 NIS per month (approximately $10,400) starting February 15, 2008. The Company and Mr. Lebovits have not yet entered into a written agreement.

David Stolick. Pursuant to his employment agreement effective as of February 13, 2005 (the “Stolick Effective Date”), Mr. Stolick was entitled to an initial base salary of 20,000 NIS per month (approximately $4,470), which was increased six (6) months subsequent to the Stolick Effective Date, to 28,000 NIS per month. Mr. Stolick was granted, pursuant to the Company’s Global Plan, options to purchase 400,000 shares of the Company’s Common Stock at a price per share of $0.75 each, which options will vest and become exercisable in thirty-six equal monthly installments from the Stolick Effective Date. These options shall be exercisable by Mr. Stolick for a ten (10) year period following the Stolick Effective Date, but in any case not later than two (2) years after termination of the agreement. Mr. Stolick is entitled to coverage under the Company’s Directors’ and Officers’ liability insurance policy and to a written undertaking from the Company and its subsidiary to indemnify and release him to the full extent possible in accordance with the Israeli Companies Law 5759-1999 and the applicable laws of the State of Delaware.

Mr. Stolick’s employment agreement has no stated term and is terminable by either party upon 90 days prior notice or by the Company without prior notice in the event of a termination for cause. In the event that Mr. Stolick resigns as a result of constructive discharge, or in the event of termination of employment by reason of Mr. Stolick’s disability or death, 67% of the remaining unvested options granted to Mr. Stolick shall vest immediately as of the date of the notice of termination, and Mr. Stolick or his successor shall be entitled to exercise the vested options from the date of such termination until the earlier of two (2) years thereafter or their expiration date. Mr. Stolick is prohibited, during the term of his employment and for a period of 12 months thereafter, from competing with the Company or its subsidiary or soliciting any of the Company’s or its subsidiary’s customers or employees.

Termination Agreement with Yoram Drucker

On December 17, 2007, the Company entered into a Termination Agreement (the "Termination Agreement") with Yoram Drucker, the Company's former Chief Operating Officer and former principal executive officer.

Under the Termination Agreement, the Company and Mr. Drucker agreed to terminate their employment relationship effective November 15, 2007. Pursuant to the Termination Agreement, the Company will pay in 7 monthly installments beginning on January 1, 2008 a total of $60,000 to Mr. Drucker, which represents compensation accrued but unpaid prior to November 15, 2007. Under the Termination Agreement, options granted on November 16, 2004 to Mr. Drucker to acquire 685,760 shares of the Company's Common Stock at an exercise price of $0.15 per share are fully vested and are exercisable until November 15, 2011. The options granted to Mr. Drucker on May 2, 2006 to acquire 100,000 shares of the Company’s Common Stock at an exercise price of $0.15 per share are fully vested and are exercisable until November 15, 2009. The options granted to Mr. Drucker on March 21, 2007 to acquire 250,000 shares of the Company’s Common Stock at an exercise price of $0.47 per share will continue to vest and be exercisable in accordance with the Option Agreement between Mr. Drucker and the Company dated March 31, 2007 as if his employment continued throughout the entire vesting period and will expire on March 21, 2010. All other options previously granted to Mr. Drucker were forfeited to the Company as of the date of the Termination Agreement.

Under the Termination Agreement, Mr. Drucker released the Company from any and all claims arising out of or related to his employment or termination from employment with the Company, except for (i) claims based on the enforcement of the Termination Agreement and (ii) claims based on events occurring after the date of the Termination Agreement.

Outstanding Equity Awards

The following table sets forth information regarding equity awards granted to any Named Executive Officer that are outstanding as of December 31, 2007. In the table below, columns required by the regulations of the SEC have been omitted where no information was required to be disclosed under those columns.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Abraham (Rami) Efrati	—	1,000,000	(1)	0.87	October 23, 2017

Chaim Lebovits	—	—		—	—

David Stolick	377,778	22,222	(2)	0.15	February 13, 2015
	100,000	—		0.15	May 1, 2016
	87,500	262,500	(3)	0.47	March 20, 2017
Yoram Drucker	685,760	—		0.15	November 15, 2011
	100,000	—		0.15	November 15, 2009
	62,500	187,500	(4)	0.47	March 20, 2010

(1) Mr. Efrati has the right to exercise 1/6 of the option each six-month anniversary of the grant date, October 15, 2007, at $0.87 per share until October 15, 2010.
(2) Mr. Stolick has the right to exercise 11,111 shares each month starting January 13, 2008 at $0.15 per share until Febraury 13, 2008.
(3) Mr. Stolick has the right to exercise 9,722 shares each month starting January 20, 2008 at $0.47 per share until March 20, 2010.
(4) Mr. Drucker has the right to exercise 6,944 shares each month starting January 20, 2008 at $0.47 per share until March 20, 2010.

Stock Incentive Plans

In November 2004 and February 2005, the Company’s Board of Directors adopted and ratified the Global Plan and the U.S. Plan, respectively, and further approved the reservation of 9,143,462 shares of the Company’s Common Stock for issuance thereunder. The Company’s stockholders approved the Plans and the shares reserved for issuance thereunder at a special meeting of stockholders that was held on March 28, 2005.

Under the Global Plan, the Company granted a total of 8,161,778 options with various exercise prices (a weighted average exercise price of $0.376 and expiration dates, to service providers, subcontractors, directors, officers, and employees. Under the U.S. Plan, the Company issued an additional 830,000 shares of restricted stock and options to Scientific Advisory Board members, consultants, and directors. As of March 31, 2008, there were 151,684 shares available for issuance under the Plans.

Director Compensation

The following table sets forth certain summary information with respect to the compensation paid during the fiscal year ended December 31, 2007 earned by each of the directors of the Company. In the table below, columns required by the regulations of the SEC have been omitted where no information was required to be disclosed under those columns.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		Option Awards ($) (1)		Total ($)
Dr. Irit Arbel (*)	11,000	—		116,750	(2)	127,750
Michael Greenfield (Ben Ari) (*)(3)	5,500	115,285	(4)	—		120,785
Dr. Robert Shorr	10,500	80,383	(5)	—		90,833
Dr. Moshe Lion	—	—		75,300	(6)	75,300
Dr. Jonathan Javitt	—	—		83,600	(7)	83,600

(*) Dr. Irit Arbel and Michael Greenfield (Ben Ari) are paid in New Israeli Shekel (NIS); the amounts above are the U.S. dollar equivalent. The conversion rate used was the average of the end of month’s rate between the U.S. dollar and the New Israeli Shekels (NIS) as published by the Bank of Israel, the central bank of Israel.

(1) The value of the stock awards and the option awards are determined in accordance with SFAS 123(R) as disclosed in Footnote 2(j) to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. There can be no assurance that the amounts calculated under SFAS 123(R) will be realized and amounts realized could ultimately exceed the amounts calculated under SFAS 123(R).

(2) At December 31, 2007, options to purchase 300,000 shares of Common Stock granted to Dr. Arbel were outstanding.

(3) Mr. Greenfield resigned as a director on August 27, 2007.

(4) At December 31, 2007, Mr. Greenfield held an aggregate of 300,000 restricted shares.

(5) At December 31, 2007, Dr. Shorr held an aggregate of 300,000 restricted shares.

(6) At December 31, 2007, options to purchase 100,000 shares of Common Stock granted to Mr. Lion were outstanding.

(7) At December 31, 2007, options to purchase 100,000 shares of Common Stock granted to Dr. Javitt were outstanding.

We reimburse our directors for reasonable travel and other out-of-pocket expenses incurred in connection with attending board meetings. On May 27, 2005, we approved the following compensation for non-employee directors beginning with the fiscal year ended March 31, 2006: (i) annual retainer of $10,000; (ii) meeting participation fees of $1,000 for each board meeting or duly constituted committee thereof attended in person; and (iii) $500 for each meeting attended by telephone.

Certain Relationships and Related Transactions

The Audit Committee approves all related party transactions to which the Company is a party.

Research and License Agreement with Ramot

On July 8, 2004, we entered into our Research and License Agreement (the “Original Ramot Agreement”) with Ramot, the technology licensing company of Tel Aviv University, which Agreement was amended on March 30, 2006 by the Amended Research and License Agreement (described below). Under the terms of the Original Ramot Agreement, Ramot granted to us an exclusive license to (i) the know-how and patent applications on the above-mentioned stem cell technology developed by the team led by Prof. Melamed and Dr. Offen, and (ii) the results of further research to be performed by the same team on the development of the stem cell technology. Simultaneously with the execution of the Original Ramot Agreement, we entered into individual consulting agreements with Prof. Melamed and Dr. Offen pursuant to which all intellectual property developed by Prof. Melamed or Dr. Offen in the performance of services thereunder will be owned by Ramot and licensed to us under the Original Ramot Agreement.

As of November 4, 2004, we entered into three-year consulting agreements with Prof. Melamed and Dr. Offen, under which we paid each of them an annual consulting fee of $72,000 and we issued each of them warrants to purchase 1,097,215 shares of our Common Stock (each grant equaling 3% of our issued and outstanding shares at such time). Each of the warrants is exercisable for a five-year period beginning on November 4, 2005. The consulting agreements expired in November 2007 and we are currently in the final stage of negotiations with Prof. Melamed and Dr. Offen to renew the agreements.

Under the Original Ramot Agreement, we agreed to fund further research relating to the licensed technology in an amount of $570,000 per year for an initial period of two years, and for an additional two-year period if certain research milestones are met.

In consideration for the license, we originally agreed to pay Ramot:

•	An up-front license fee payment of $100,000;

•	An amount equal to 5% of all Net Sales of Products (as those terms are defined in the Original Ramot Agreement); and

•	An amount equal to 30% of all Sublicense Receipts (as such term is defined in the Original Ramot Agreement).

In addition, under the Original Ramot Agreement, we issued to Ramot and its designees, warrants to purchase an aggregate of 10,606,415 shares of our Common Stock (29% of our issued and outstanding shares as of November 4, 2004). Each of the warrants is exercisable for a five-year period beginning on November 4, 2005.

On March 30, 2006, we entered into an Amended Research and License Agreement (the “Amended Research and License Agreement”) with Ramot. Under the Amended Research and License Agreement, the funding of further research relating to the licensed technology in an amount of $570,000 per year has been reduced to $380,000 per year. Moreover, under the Amended Research and License Agreement, the initial period of time that we have agreed to fund the research has been extended from an initial period of two (2) years to an initial period of three (3) years. The Amended Research and License Agreement also extends the additional two-year period in the Original Ramot Agreement to an additional three-year period, if certain research milestones are met. In addition, the Amended Research and License Agreement reduces certain royalties payments that we may have to pay from five percent (5%) to three percent (3%) of all Net Sales (as defined therein) in cases of third party royalties. The Amended Research and License Agreement also reduces potential payments concerning sublicenses from 30% to 20-25% of Sublicense Receipts (as defined in the agreement).

We entered into a Second Amended and Restated Research and License Agreement with Ramot on July 26, 2007. Like the Original Ramot Agreement, the amended license agreement imposes on us development and commercialization obligations, milestone and royalty payment obligations and other obligations. As of June 30, 2007, we owed Ramot an aggregate of $513,249 in overdue payments and patent fees under the original license agreement with Ramot. On August 1, 2007, we obtained a waiver and release from Ramot pursuant to which Ramot agreed to an amended payment schedule regarding our payment obligations under the amended license agreement and waived all claims against us resulting from our previous breaches, defaults and non-payment under the original license agreement. The payments described in the waiver and release cover all of our payment obligations (including interest) that were past due and not yet due pursuant to the Original Ramot Agreement. The waiver and release amends and restates the original payment schedule under the Original Ramot Agreement as follows:

Payment Date	Amount
September 5, 2007	$100,000
November 20, 2007	$150,000
February 20, 2008	$150,000
May 20, 2008	$150,000
August 4, 2008	$90,000

In addition, in the event that the “research period”, as defined in the license agreement, is extended for an additional three year period in accordance with the terms of the license agreement, then we must make the following payments to Ramot during the first year of the extended research period:

Payment Date	Amount
August 4, 2008	$60,000
November 20, 2008	$150,000
February 20, 2009	$170,000

If we fail to make a payment to Ramot on any required payment date, and we do not cure the default within seven business days of notice of the default, all claims of Ramot against us which were waived and released by the waiver and release will be reinstated. On April 8, 2008, we entered into an agreement with Ramot to postpone the February 20th payment of $150,000 until April 25, 2008, which has now been paid.

In addition, on August 1, 2007, we entered into the Second Amended and Restated Registration Rights Agreement with Ramot. The amended Registration Rights Agreement provides Ramot with demand and piggyback registration rights whereby if we propose to register any of our Common Stock under the Securities Act of 1933, as amended, for sale for our own account including for the account of any of our shareholders or for ACCBT’s account in connection with the public offering of such Common Stock, then Ramot may request that we file, or include within a registration statement to be filed, the shares of Common Stock underlying the warrants held by Ramot.

Investment Agreement with ACCBT Corp.

On July 2, 2007, we entered into a Subscription Agreement with ACCBT, a company under the control of Mr. Chaim Lebovits, our newly appointed President, pursuant to which we agreed to sell (i) up to 27,500,000 shares of our Common Stock for an aggregate subscription price of up to $5.0 million, and (ii) for no additional consideration, warrants to purchase up to 30,250,000 shares of our Common Stock. Subject to certain closing conditions, separate closings of the purchase and sale of the shares and the warrants are scheduled to take place from August 30, 2007 through November 15, 2008. The warrants will have the following exercise prices: (i) warrants for the first 10,083,333 shares of our Common Stock will have an exercise price of $0.20; (ii) warrants for the next 10,083,333 shares of our Common Stock will have an exercise price of $0.29; and (iii) warrants for the final 10,083,334 shares of our Common Stock will have an exercise price of $0.36. Because of our recent resolution and restructuring of the amounts owed by us to Ramot under the Ramot license agreement, ACCBT elected to accelerate the date of the first closing under the Subscription Agreement from August 30, 2007 to August 10, 2007. Therefore, on August 20, 2007, we received an aggregate of $1,000,000 from ACCBT, and, in connection therewith, ACCBT agreed to apply the principal amounts outstanding under the $250,000 convertible promissory note, dated as of May 6, 2007, issued to ACCBT by the Company towards the $5 million aggregate subscription price under the subscription agreement in exchange for shares of Common Stock (at which point the promissory note was cancelled). Accordingly, we issued to ACCBT an aggregate of 6,875,000 shares of Common Stock and a warrant to purchase an aggregate of 7,562,500 shares of Common Stock. In November 2007, we received an aggregate of $750,000 from ACCBT, and we issued to ACCBT an aggregate of 4,125,000 shares of Common Stock and a warrant to purchase an aggregate of 4,537,500 shares of Common Stock. On April 3, 2008, we closed a transaction where we received an aggregate of $750,000 from ACCBT and a permitted assignee, and we issued 2,125,000 shares of Common Stock to the permitted assignee, 2,000,000 shares of Common Stock to ACCBT and a warrant to purchase an aggregate of 4,537,500 shares of Common Stock to ACCBT.

As a condition to each closing under the Subscription Agreement, the market price per share of our Common Stock may not be 10% less than the bid price per share under the subscription agreement on any trading day between 30 and 10 days prior to any given closing date. If at any time prior to the first closing date we issue shares of Common Stock or others securities convertible into, exercisable or exchangeable for Common Stock, then the number of shares to be issued to ACCBT under the Subscription Agreement and the price per share will be adjusted so that ACCBT will have the right to purchase up to 52.35% of our equity on a fully diluted as converted basis (assuming ACCBT purchases all of the shares and exercises in full all of the warrants subject to the Subscription Agreement) and 50.02% of the issued and outstanding shares of our Common Stock (assuming ACCBT invests the full $5.0 million).

Pursuant to the Subscription Agreement, ACCBT and certain other security holders of the Company holding at least 31% of the issued and outstanding shares of our Common Stock entered into a Security Holders Agreement. The security holders party to the Security Holders Agreement agreed, upon the payment by ACCBT of its first $1.0 million under the Subscription Agreement, to vote all of their shares such that ACCBT’s nominees to our Board of Directors will constitute a minimum of 40% of the Board of Directors, and, upon the payment by ACCBT of its second $1.0 million, to vote all of their shares such that ACCBT’s nominees will constitute a minimum of 50.1% of the Board of Directors. However, if ACCBT stops making payments after the first closing date such that ACCBT pays us less than $4.0 million, ACCBT will be entitled to appoint only 40% of the members of our Board of Directors. To date, ACCBT has paid $2.75 million pursuant to the Subscription Agreement and therefore has the right to nominate 50.1% of the Board of Directors under the Security Holders Agreement. ACCBT has previously designated Dr. Jonathan C. Javitt and Moshe Lion as its nominees for election to the Company’s Board of Directors.

The security holders who are parties to the Security Holders Agreement also agreed, for so long as ACCBT holds at least 5% of the issued and outstanding shares of our Common Stock, not to vote any of their shares to approve the following matters, without the written consent of ACCBT: (i) any change in our certificate of incorporation or bylaws, or alteration of our capital structure; (ii) the declaration or payment of a dividend or the making of any distributions; (iii) the taking of any steps to liquidate, dissolve, wind-up or otherwise terminate our corporate existence; or (iv) the entering into any transaction the effect of which would place control of our business in the hands of an arm’s length third party.

In connection with the Subscription Agreement, we agreed to issue, as a finder’s fee, an aggregate of 1,250,000 shares of our Common Stock to Tayside Trading Ltd. or its assigns. The shares will be issued pro rata to the funds received from ACCBT on each closing date under the subscription agreement. As of April 3, 2008, 687,500 shares have been issued to the assignee of Tayside Trading Ltd.

Transfer of Warrant from Ramot at Tel Aviv University Ltd. to ACCBT Corp.

Pursuant to the terms of a Warrant Purchase Agreement, dated August 2, 2007, between Ramot at Tel Aviv University Ltd. and ACCBT, Ramot agreed to transfer and sell to ACCBT (or to certain parties that may be designated by ACCBT), a warrant to purchase an aggregate of 3,181,925 shares of our Common Stock for an aggregate purchase price of $636,385. The warrant is exercisable at any time for an exercise price per share equal to $0.01. The warrant will expire on November 4, 2012. On September 6, 2007, ACCBT acquired a warrant from Ramot to purchase an aggregate of 1,181,925 shares of our Common Stock for an aggregate purchase price of $236,385. ACCBT designated other purchasers to acquire the remaining warrants to purchase 2,000,000 shares of our Common Stock. On September 10, 2007, ACCBT exercised the warrant for the entire 1,181,925 shares of our Common Stock for an aggregate exercise price of $11,819.

Independent Registered Public Accounting Firm Fees

The following table presents fees for professional audit services rendered by Kost for the audit of the Company’s financial statements for the fiscal year ended December 31, 2007 and for the 9-month transition period ended December 31, 2006 and fees billed for other services rendered by Kost during those periods.

	December 31,	December 31,
	2007	2006
Audit Fees (1)	$72,000	$52,083
Audit-Related Fees	—	—
Tax Fees	5,000	—
All Other Fees (2)	$1,500	25,000
Total Fees	$78,500	$77,083

(1)
Audit fees are comprised of fees for professional services performed by Kost for the audit of the Company’s annual financial statements and the review of the Company’s quarterly financial statements, as well as other services provided by Kost in connection with statutory and regulatory filings or engagements.

(2)
All other fees for 2006 are comprised of fees for professional services performed by Kost in connection with the Company’s initial public offering in Israel. In 2007, all other fees consisted of an audit of the annual report for the Israeli Office of Chief Scientist.

We did not use Kost for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements and generates information that is significant to our financial statements, are provided internally or by other service providers. We did not engage Kost to provide compliance outsourcing services.

Pre-approval Policies

Prior to the establishment of our Audit Committee, the Board of Directors pre-approved all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board before the services were rendered. Our Audit Committee is now responsible for pre-approving all services provided by our independent auditors.

The Board of Directors has considered the nature and amount of fees billed by Kost and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Kost's independence.

Audit Committee Financial Expert

The Board of Directors has determined that Moshe Lion is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-B. Mr. Lion is independent as defined under applicable Nasdaq listing standards.

Audit Committee Report

The Audit Committee of the Board of Directors has reviewed and discussed the Company's audited financial statements for the fiscal year ending December 31, 2007 with the Company's management. The Audit Committee has discussed with Kost, the Company's independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Kost required by Independence Standards Board Standard No. 1 and has discussed with Kost its independence. The Audit Committee has also considered whether Kost's provision of non-audit services to the Company is compatible with maintaining Kost's independence. Based on such reviews and discussions, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007.

AUDIT COMMITTEE

Moshe Lion (Chairman)
Dr. Irit Arbel
Dr. Robert Shorr

The information contained in the foregoing Audit Committee Report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference into any of the Company's previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent specifically incorporated by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock (collectively, the "Reporting Persons"), to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from the Reporting Persons, we believe that during the fiscal year ended December 31, 2007, all Reporting Persons complied with the applicable requirements of Section 16(a) of the Exchange Act, except for the following:

•	ACCBT Corp. filed its Form 3 late, reporting two transactions late.

•	ACCBT Corp. filed three late Form 4s, reporting a total of seventeen transactions late.

•	Each of Ramot at Tel Aviv University Ltd., Tel Aviv University Economic Corp. Ltd. and Tel Aviv University filed one late Form 4, reporting one transaction late.

•	Drs. Arbel, Javitt and Shorr and Mr. Greenfield each filed one late Form 4, reporting one transaction late.

There are no known failures to file a required Form 3, Form 4 or Form 5.

Annual Report on Form 10-KSB

 Together with this Proxy Statement, the Company is sending a copy of its 2007 Annual Report on Form 10-KSB (without exhibits) to all of its stockholders of record as of April 10, 2008. The 2007 Annual Report contains the Company's audited consolidated financial statements for the fiscal years ended December 31, 2007 and the nine-month transition period ended December 31, 2006.

Other Matters

The Board of Directors does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. Discretionary authority for them to do so is contained in the enclosed proxy card.

 An adjournment of the Meeting may be made from time to time by the chairman of the Meeting or by approval of the holders of shares representing a majority of the votes present in person or by proxy at the Meeting, whether or not a quorum exists. In their discretion, the proxies named in the proxy card are authorized to vote upon any adjournment of the Meeting.

Stockholder Proposals

Proposals of stockholders intended for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2009 or special meeting of stockholders held in lieu thereof in accordance with Rule 14a-8 promulgated under the Exchange Act, must be received by the Company at its principal executive offices at the following address: Brainstorm Cell Therapeutics Inc., 110 East 59th Street, 25th Floor, New York, New York 10022 not later than December 30, 2008 in order to be included in the Company's proxy statement relating to the 2009 Meeting. Any such proposal must also comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement relating to the 2009 meeting of stockholders.

Pursuant to Rule 14a-4 promulgated under the Exchange Act ("Rule 14a-4"), stockholders who wish to make a proposal at the 2009 meeting of stockholders, other than a proposal intended for inclusion in the Company's proxy statement for the 2009 meeting of stockholders, must notify the Company not later than March 18, 2009. If a shareholder who wishes to present such a proposal fails to notify the Company by March 18, 2009, and such proposal is brought before the 2009 meeting of stockholders, then under the SEC's proxy rules, the proxies solicited by management with respect to such meeting will confer discretionary voting authority with respect to such stockholder proposal on those persons selected by management to vote the proxies. Even if a stockholder makes a timely notification, those persons selected by management to vote the proxies may still exercise discretionary voting authority under circumstances consistent with Rule 14a-4.

In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that stockholders submit any proposals they might have by certified mail, return receipt requested to the Company.

Incorporation by Reference

The SEC allows the Company to incorporate information "by reference" into this Proxy Statement, which means that we may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference herein is deemed to be a part of this Proxy Statement and is being delivered to you with this Proxy Statement.

This Proxy Statement incorporates by reference our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, a copy of which (without exhibits) is being delivered to you with this Proxy Statement and which contains important information about the Company that is not set forth in this Proxy Statement. A copy of our Annual Report on Form 10-KSB (with exhibits) has also been filed with the SEC and may be accessed from the SEC's homepage at www.sec.gov and from the Investor Relations section of the Company's website at www.brainstorm-cell.com and may be obtained without charge upon written request to Brainstorm Cell Therapeutics Inc., 110 East 59th Street, 25th Floor, Attention: Chief Financial Officer.

By Order of the Board of Directors,

Thomas B. Rosedale, Secretary
Boston, Massachusetts April 29, 2008

Exhibit A

BRAINSTORM CELL THERAPEUTICS INC.
AMENDED AND RESTATED 2004 GLOBAL SHARE OPTION PLAN

This plan, as amended from time to time, shall be known as the BrainStorm Cell Therapeutics Inc. 2004 Global Share Option Plan (the "GLOBAL PLAN").

1. PURPOSE OF THE GLOBAL PLAN

The Global Plan is intended to provide an incentive to retain, in the employ of the Company (as defined below) and its affiliates, persons of training, experience and ability; to attract new employees, directors, consultants and service providers; to encourage the sense of proprietorship of such persons; and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to purchase shares in the Company.

2. DEFINITIONS

For purposes of interpreting the Global Plan and related documents (including the Option Agreement and its appendixes), the following definitions shall apply:

  2.1 "BOARD" means the Board of Directors of the Company.

  2.2 "CAUSE" means (i) conviction of any felony involving moral turpitude or affecting the Company or its affiliates; (ii) any refusal to carry out a reasonable directive of the Company's Chief Executive Officer, Board or the Optionee's direct supervisor, which involves the business of the Company or its affiliates and was capable of being lawfully performed; (iii) embezzlement of funds of the Company or its affiliates; (iv) any breach of the Optionee's fiduciary duties or duties of care of the Company or its affiliates; including without limitation disclosure of confidential information of the Company or its affiliates; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Company or its affiliates.

  2.3 "CHAIRMAN" means the Chairman of the Committee.

  2.4 "COMMITTEE" means a share option compensation committee of the Board, designated from time to time by the resolution of the Board, which shall consist of no fewer than two members of the Board.

  2.5 "COMPANY” means Brainstorm Cell Therapeutics Inc., a Washington State company.

  2.6 "DATE OF GRANT" means the date determined by the Board or authorized Committee as set forth in the Option Agreement.

  2.7 "EMPLOYEE” means a person who is employed by the Company or any affiliate.

  2.8 "EXPIRATION DATE" means the date upon which an Option shall expire, as set forth in Section 8.2 of the Global Plan.

  2.9 "FAIR MARKET VALUE" means as of any date, the value of a Share determined as follows:

   (i) If the Shares are listed on any established stock exchange or a national market system, including without limitation the Tel Aviv Stock Exchange, the NASDAQ National Market System or the NASDAQ SmallCap Market, the Fair Market Value shall be the last reported sale price for such Shares (or the highest closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in The Wall Street Journal, or such other source as the Board deems reliable; (ii) If the Shares are regularly quoted by one or more recognized securities dealers, but selling prices are not reported, the Fair Market Value shall be the mean between the highest bid and lowest asked prices for the Shares on the last market trading day prior to the day of determination; or (iii) In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Board.

  2.10 "IPO" means the initial public offering of the Company's shares.

  2.11 "OPTION" means an option to purchase one or more Shares pursuant to the Global Plan.

  2.12 "OPTIONEE" means a person who receives or holds an Option under the Global Plan.

  2.13 "OPTION AGREEMENT" means the share option agreement between the Company and an Optionee that evidences and sets out the terms and conditions of an Option.

  2.14 "GLOBAL PLAN" means the Company's 2004 Global Share Option Plan.

  2.15 "PURCHASE PRICE" means the price for each Share subject to an Option.

  2.16 "SERVICE PROVIDER" means a director, consultant or adviser of the Company or any affiliate, or any other person who is not an Employee.

  2.17 "SHARE" means the common stock, 0.00005 par value, of the Company.

  2.18 "SUCCESSOR COMPANY" means any entity into which the Company is merged to or by which the Company is acquired.

  2.19 "TRANSACTION" means (i) merger, acquisition or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of all or substantially all of the assets or shares of the Company to another entity.

  2.20 "U.S. PLAN" means the BrainStorm Cell Therapeutics Inc. 2005 U.S. Stock Option and Incentive Plan.

  2.21 "VESTED OPTION" means any Option, which has already been vested according to the Vesting Dates.

  2.22 "VESTING DATES" means, as determined by the Board or authorized Committee, the date as of which the Optionee shall be entitled to exercise Options or part of the Options as set forth in Section 9 of the Global Plan.

3. ADMINISTRATION OF THE GLOBAL PLAN

  3.1 The Board shall have the power to administer the Global Plan. To the extent permitted under applicable law, the Board may delegate its powers under the Global Plan, or any part thereof, to the Committee, in which case, any reference to the Board in the Global Plan with respect to the rights so delegated shall be construed as reference to the Committee. Notwithstanding the foregoing, the Board shall automatically have residual authority (i) if no Committee shall be constituted, (ii) with respect to rights not delegated by the Board to the Committee, or (iii) if such Committee shall cease to operate for any reason whatsoever.

  3.2 The Committee, if appointed, shall select one of its members as its Chairman and shall hold its meetings at such times and places as the Chairman shall determine. The Committee shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

  3.3 The Committee shall have full power and authority subject to the approval of the Board to the extent required under applicable law (and subject further to applicable laws): (i) to designate Optionees; (ii) to determine the terms and provisions of respective Option Agreements (which need not be identical) including, but not limited to, the number of Shares to be covered by each Option, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture; (iii) to accelerate the right of an Optionee to exercise, in whole or in part, any previously granted Option; (iv) to interpret the provisions and supervise the administration of the Global Plan; (v) to determine the Fair Market Value of the Shares; (vi) determine the Purchase Price of the Option (vii) to designate the type of Options to be granted to an Optionee; (viii) to determine any other matter which is necessary or desirable for, or incidental to, the administration of the Global Plan.

  3.4 The Board and/or the Committee shall have the authority to grant, in its discretion, to the holder of an outstanding Option, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price equal to, lower than or higher than the Purchase Price of the original Option so surrendered and canceled, and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Global Plan.

  3.5 Subject to the Company's incorporation documents, all decisions and selections made by the Board or the Committee pursuant to the provisions of the Global Plan shall be made by a majority of its members except that no member of the Board or the Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or the Committee relating to any Option to be granted to that member. Any decision reduced to writing shall be executed in accordance with the provisions of the Company's incorporation documents, as the same may be in effect from time to time.

  3.6 The interpretation and construction by the Committee of any provision of the Global Plan or of any Option Agreement thereunder shall be final and conclusive unless otherwise determined by the Board.

  3.7 Subject to the Company's incorporation documents and the Company's decision, and to all approvals legally required, each member of the Board or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Global Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company's incorporation documents, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

4. DESIGNATION OF PARTICIPANTS

The persons eligible for participation in the Global Plan shall include Employees and/or Service Providers. The grant of an Option hereunder shall neither entitle the Optionee to participate nor disqualify him or her from participating in, any other grant of Options pursuant to the Global Plan or any other option or share plan of the Company or any of its affiliates.

5. SHARES RESERVED FOR THE GLOBAL PLAN

  5.1 The Company has reserved a total of 14,143,462 authorized but unissued Shares for the purposes of the Global Plan and for the purpose of the U.S. Plan and the Company's other share option plans, when applicable, subject to adjustment as set forth in Section 7 below. Any Shares issued pursuant to an Option or other award under the Global Plan, the U.S. Plan or any other Company share option plan shall reduce the total number of shares reserved and available for the grant of future Options and other awards under the Global Plan, the U.S. Plan and any other Company share option plans. Any Shares which remain unissued and which are not subject to outstanding Options at the termination of the Global Plan shall cease to be reserved for the purpose of the Global Plan, but until termination of the Global Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Global Plan. Should any Option for any reason expire or be canceled prior to its exercise or relinquishment in full, the Share or Shares subject to such Option may again be subjected to an Option under the Global Plan, the U.S. Plan or under future plans.

  5.2 Each Option granted pursuant to the Global Plan, shall be evidenced by a written Option Agreement between the Company and the Optionee, in such form as the Board shall from time to time approve. Each Option Agreement shall state, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder, the Vesting Dates, the Purchase Price per Share and the Expiration Date.

6. PURCHASE PRICE

  6.1 The Purchase Price of each Share subject to an Option shall be determined by the Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board from time to time. Each Option Agreement will contain the Purchase Price determined for each Optionee.

  6.2 The Purchase Price shall be payable upon the exercise of an Option in cash, check or wire transfer. The Purchase Price shall be denominated in the currency of the primary economic environment of, at the Company's discretion, either the Company or the Employee (that is the functional currency of the Company or the currency in which the Employee is paid).

7. ADJUSTMENTS

Upon the occurrence of any of the following described events, Optionee's rights to purchase Shares under the Global Plan shall be adjusted as hereafter provided:

  7.1 In the event of Transaction, the unexercised Options then outstanding under the Global Plan shall be assumed or substituted for an appropriate number of shares of each class of shares or other securities of the Successor Company (or a parent or subsidiary of the Successor Company) as were distributed to the shareholders of the Company in connection and with respect to the Transaction. In the case of such assumption and/or substitution of Options, appropriate adjustments shall be made to the Purchase Price so as to reflect such action and all other terms and conditions of the Option Agreements shall remain unchanged, including but not limited to the vesting schedule, all subject to the determination of the Committee or the Board, which determination shall be in their sole discretion and final. The Company shall notify the Optionee of the Transaction in such form and method as it deems applicable at least ten (10) days prior to the effective date of such Transaction.

  7.2 Notwithstanding the above and subject to all applicable law, the Board or the Committee shall have the power and authority to determine that in certain Option Agreements there shall be a clause instructing that if in any Transaction the Successor Company (or parent or subsidiary of the Successor Company) does not agree to assume or substitute the Options, the Vesting Dates of outstanding Options shall be accelerated so that any unvested Option or any portion thereof shall be immediately vested as of the date which is ten (10) days prior to the effective date of the Transaction.

  7.3 For the purposes of Section 7.1 above, an Option shall be considered assumed or substitute if, following the Transaction, the Option shall confer the right, subject to such Option's original vesting schedule, to purchase or receive, for each Share underlying such Option immediately prior to the Transaction, the consideration (whether shares, options, cash, or other securities or property) received in the Transaction by the holders of shares for each Share held on the effective date of the Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Transaction is not solely shares of common stock (or their equivalent) of the Successor Company or its parent or subsidiary, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option to be solely shares of common stock (or their equivalent) of the Successor Company or its parent or subsidiary equal in Fair Market Value to the per Share consideration received by holders of a majority of the outstanding shares in the Transaction; and provided further that the Committee may determine, in its discretion, that in lieu of such assumption or substitution of Options for options of the Successor Company or its parent or subsidiary, such Options will be substituted for any other type of asset or property including cash which is fair under the circumstances.

  7.4 If the Company is voluntarily liquidated or dissolved while unexercised Options remain outstanding under the Global Plan, the Company shall immediately notify all unexercised Option holders of such liquidation, and the Option holders shall then have ten (10) days to exercise any unexercised vested Option held by them at that time, in accordance with the exercise procedure set forth herein. Upon the expiration of such ten-day period, all remaining outstanding Options will terminate immediately.

  7.5 If the outstanding Shares shall at any time be changed or exchanged by declaration of a share dividend (bonus shares), Share split or reverse Share split, combination or exchange of shares, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of the Shares subject to the Global Plan or subject to any Options theretofore granted, and the Purchase Prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Purchase Price; provided, however, that no adjustment shall be made by reason of the distribution of subscription rights (rights offering) on outstanding Shares. Upon happening of any of the foregoing, the class and aggregate number of Shares issuable pursuant to the Global Plan (as set forth in Section 5 hereof), in respect of which Options have not yet been exercised, shall be appropriately adjusted (all as determined by the Board whose determination shall be final).

  7.6 The Optionee acknowledges that Optionee's rights to sell the Shares may be subject to certain limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Optionee unconditionally agrees and accepts any such limitations.

8. TERM AND EXERCISE OF OPTIONS

   8.1 Options shall be exercised by the Optionee's by giving written notice of to the Company or to any third party designated by the Company (the "REPRESENTATIVE"), in such form and method as may be determined by the Company, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the exercise price for the number of Shares with respect to which the option is being exercised, at the Company's or the Representative's principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised.

  8.2 Options, to the extent not previously exercised, shall terminate upon the earlier of: (i) the date set forth in the Option Agreement; (ii) the expiration of ten (10) years from the Date of Grant; or (iii) the expiration of any extended period in any of the events set forth in Section 8.5 below.

  8.3 The Options may be exercised by the Optionee in whole at any time or in part from time to time, to the extent that the Options have become vested and exercisable, prior to the Expiration Date, and provided that, subject to the provisions of Section 8.5 below, the Optionee is an Employee or a Service Provider at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

  8.4 Subject to the provisions of Section 8.5 below, in the event of a termination of Optionee's employment or service, all Options granted to such Optionee shall immediately expire. Unless otherwise approved by the Committee, a notice of termination of employment or services shall be deemed to constitute termination of employment or services.

  8.5 Notwithstanding anything to the contrary hereinabove and unless otherwise determined in the Optionee's Option Agreement, an Option may be exercised after the date of termination of Optionee's employment or service during an additional period of time beyond the date of such termination, but only with respect to the number of Vested Options at the time of such termination according to the Vesting Dates, if:

   8.5.1 termination is without Cause, in which event the Vested Options still in force and unexpired may be exercised within a period of three (3) months after the date of such termination; or

   8.5.2 termination is the result of death or disability of the Optionee, in which event the Vested Options still in force and unexpired may be exercised within a period of twelve (12) months after such date of termination; or

   8.5.3 prior to the date of such termination, the Committee shall authorize an extension of the term of all or part of the Vested Options beyond the date of such termination for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable.

   8.5.4 For avoidance of any doubt, if termination of employment or service is for Cause, any outstanding unexercised Option will immediately expire and terminate, and the Optionee shall not have any right in respect of such outstanding Options.

  8.6 To avoid doubt, Optionees shall not have any of the rights or privileges of shareholders of the Company, in respect of any Shares purchasable upon the exercise of an Option, nor shall they be deemed to be a class of shareholders or creditors of the Company for the purpose of all applicable law, until registration of the Optionee as holder of such Shares in the Company's register of shareholders upon exercise of the Option in accordance with the provisions of the Global Plan.

  8.7 Any form of Option Agreement authorized by the Global Plan may contain such other provisions, not inconsistent with the Global Plan, as the Board may, from time to time, deem advisable.

9. VESTING OF OPTIONS

  9.1 Subject to the provisions of the Global Plan, Options shall vest at the Vesting Dates set forth in the Option Agreement. However no Option shall be exercised after the Expiration Date.

  9.2 An Option may be subject to such other terms and conditions, not inconsistent with the Global Plan, on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Options may vary.

10. PURCHASE FOR INVESTMENT

The Company's obligation to issue or allocate Shares upon exercise of an Option granted under the Global Plan is expressly conditioned upon: (a) the Company's completion of any registration or other qualifications of such Shares under all applicable laws, rules and regulations or (b) representations and undertakings by the Optionee (or his legal representative, heir or legatee, in the event of the Optionee's death) to assure that the sale of the Shares complies with any registration exemption requirements which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Optionee (or his legal representative, heir, or legatee): (a) is purchasing such Shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have placed upon the face and reverse of any certificates evidencing such Shares a legend setting forth (i) any representations and undertakings which such Optionee has given to the Company or a reference thereto and (ii) that, prior to effecting any sale or other disposition of any such Shares, the Optionee must furnish to the Company an opinion of counsel, satisfactory to the Company, that such sale or disposition will not violate the applicable laws, rules and regulations of the United States or any other state having jurisdiction over the Company and the Optionee.

11. DIVIDENDS

With respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options) allocated or issued upon the exercise of Options purchased by the Optionee and held by the Optionee or by a trustee, as the case may be, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, subject to the provisions of the Company's incorporation documents, as amended from time to time and subject to any applicable taxation on distribution of dividends.

12. RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS

No Option or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable, or given as collateral nor any right with respect thereto may be given to any third party whatsoever, other than by will or by the laws of descent and distribution or as specifically otherwise allowed under the Global Plan and during the lifetime of the Optionee, each and all of such Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee. Any action made in contradiction to the aforementioned, shall be null and void.

13. EFFECTIVE DATE AND DURATION OF THE GLOBAL PLAN

The Global Plan shall be effective as of the day it was adopted by the Board and shall terminate at the end of ten (10) years from such day of adoption. The Company shall obtain the approval of the Company's shareholders for the adoption of this Global Plan or for any amendment to this ISOP, if shareholders' approval is necessary or desirable to comply with any applicable law including without limitation the U.S. securities law or the securities laws of other jurisdiction applicable to Options granted to Optionees under this Global Plan, or if shareholders' approval is required by any authority or by any governmental agencies or national securities exchanges including without limitation the US Securities and Exchange Commission.

14. AMENDMENTS OR TERMINATION

  14.1 The Board may at any time, subject to the provisions of Section 14.2 below and all applicable law, amend, alter, suspend or terminate the Global Plan, provided, however, that (i) the Board may not extend the term of the Global Plan specified in Section 13 and (ii) no amendment, alteration, suspension or termination of the Global Plan shall impair the rights of any Optionee, unless mutually agreed otherwise by the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Earlier termination of the Global Plan prior to the Termination Date shall not affect the Board's ability to exercise the powers granted to it hereunder with respect to Options granted under the Global Plan prior to the date of such earlier termination.

  14.2 The Company shall obtain the approval of the Company's shareholders for any amendment to this Global Plan and/or the Appendixes thereto if shareholders' approval is required under any applicable law including without limitation the U.S. securities law or the securities laws of other jurisdiction applicable to Options granted to Optionees under this Global Plan and/or the Appendixes thereto, or if shareholders' approval is required by any authority or by any governmental agencies or national securities exchanges including without limitation the U.S. Securities and Exchange Commission.

15. GOVERNMENT REGULATIONS

The Global Plan, the granting and exercise of Options hereunder and the obligation of the Company to sell and deliver Shares under such Options shall be subject to all applicable laws, rules, regulations, approvals and consents whether of the United States, the State of Israel, or any other state having jurisdiction over the Company or the Optionee, including the registration of the Shares under the United States Securities Act 1933 or under the securities act of any applicable jurisdiction, and to such approvals by any governmental agencies or national securities exchanges as may be required. Nothing herein shall be deemed to require the Company to register the Shares under the securities law of any jurisdiction.

16. CONTINUANCE OF EMPLOYMENT

Neither the Global Plan nor any Option Agreement shall impose any obligation on the Company or an affiliate to continue any Optionee in its employ or service, and nothing in the Global Plan or in any Option granted pursuant hereto shall confer upon any Optionee any right to continue in the employ or service of the Company or an affiliate thereof or restrict the right of the Company or an affiliate thereof to terminate such employment or service at any time.

17. GOVERNING LAW AND JURISDICTION

The Global Plan shall be governed by and construed and enforced in accordance with the laws of the State of Israel as applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of the State of Israel, Washington State or any other state of the United States in which the company is qualified to do business shall have sole jurisdiction in any matters pertaining to the Global Plan.

18. TAX CONSEQUENCES

Any tax consequences to any Optionee arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its affiliates, or the Optionee) hereunder shall be borne solely by the Optionee. The Company and/or its affiliates shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and/or its affiliates and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

The Company shall not be required to release any Share certificate to an Optionee until all required payments have been fully made.

19. NON-EXCLUSIVITY OF THE GLOBAL PLAN

The adoption of the Global Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Options otherwise then under the Global Plan, and such arrangements may be either applicable generally or only in specific cases. For the avoidance of doubt, prior grant of options to Optionees of the Company under their employment agreements, and not in the framework of any previous option plan, shall not be deemed an approved incentive arrangement for the purpose of this section.

20. MULTIPLE AGREEMENTS

The terms of each Option may differ from other Options granted under the Global Plan at the same time, or at any other time. The Board may also grant more than one Option to a given Optionee during the term of the Global Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee.

21. RULES PARTICULAR TO SPECIFIC COUNTRIES

Notwithstanding anything herein to the contrary, the terms and conditions of the Global Plan may be adjusted with respect to a particular country by means of an addendum to the Global Plan in the form of an appendix (the "Appendix"), and to the extent that the terms and conditions set forth in the Appendix conflict with any provisions of the Global Plan, the provisions of the Appendix shall govern. Terms and conditions set forth in the Appendix shall apply only to Options issued to Optionees under the jurisdiction of the specific country that is subject of the Appendix and shall not apply to Options issued to any other Optionee. The adoption of any such Appendix shall be subject to the approval of the Board and if required the approval of the shareholders of the Company.
* * *

Appendix A - Israel

BRAINSTORM CELL THERAPEUTICS INC.
TO THE AMENDED AND RESTATED 2004 GLOBL SHARE OPTION PLAN

1. GENERAL

  1.1. This appendix (the "APPENDIX") shall apply only to participants who are residents of the state of Israel or those who are deemed to be residents of the state of Israel for the payment of tax. The provisions specified hereunder shall form an integral part of the Amended and Restated 2004 Global Share Option Plan of BrainStorm Cell Therapeutics Inc. (hereinafter: the "PLAN"), which applies to the issuance of options to purchase Shares of BrainStorm Cell Therapeutics Inc (hereinafter: the "COMPANY"). According to the Plan, options to purchase the Company's Shares may be issued to employees, directors, consultants and service provides of the Company or its affiliates

  1.2 This Appendix is effective with respect to Options granted as of January 1, 2003 and shall comply with Amendment No. 132 of the Israeli Tax Ordinance.

  1.3. This Appendix is to be read as a continuation of the Plan and only modifies options granted to Israeli Optionees so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 (as specified herein), as may be amended or replaced from time to time. For the avoidance of doubt, this Appendix does not add to or modify the Plan in respect of any other category of Optionees.

  1.4. The Plan and this Appendix are complimentary to each other and shall be deemed as one. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions set out in the Appendix shall prevail.

  1.5. Any capitalized terms not specifically defined in this Appendix shall be construed according to the interpretation given to it in the Plan.

2. DEFINITIONS

  2.1 "AFFILIATE" means any “employing company” within the meaning of Section 102(a) of the Ordinance.

  2.2 "APPROVED 102 OPTION" means an Option granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Optionee.

  2.3 "CAPITAL GAIN OPTION (CGO)" means an Approved 102 Option elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

  2.4 "CONTROLLING SHAREHOLDER" shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

  2.5 "EMPLOYEE” means a person who is employed by the Company or its Affiliates, including an individual who is serving as a director or an office holder, but excluding any Controlling Shareholder, all as determined in Section 102 of the Ordinance.

  2.6 "ITA" means the Israeli Tax Authorities.

  2.7 "NON-EMPLOYEE” means a consultant, adviser, service provider, Controlling Shareholder or any other person who is not an Employee.

  2.8 "ORDINARY INCOME OPTION (OIO)" means an Approved 102 Option elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

  2.9 "102 OPTION" means any Option granted to Employees pursuant to Section 102 of the Ordinance.

  2.10 "3(I) OPTION" means an Option granted pursuant to Section 3(i) of the Ordinance to any person who is a Non- Employee.

  2.11 "ORDINANCE" means the Israeli Income Tax Ordinance [New Version] 1961 as now in effect or as hereafter amended.

  2.12 "SECTION 102" means section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

  2.13 "TRUSTEE" means any individual appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

  2.14 "UNAPPROVED 102 OPTION" means an Option granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

3. ISSUANCE OF OPTIONS

  3.1 The persons eligible for participation in the Plan as Optionees shall include any Employees and/or Non-Employees of the Company or of any Affiliate; provided, however, that (i) Employees may only be granted 102 Options; and (ii) Non-Employees and/or Controlling Shareholders may only be granted 3(i) Options.

  3.2 The Company may designate Options granted to Employees pursuant to Section 102 as Unapproved 102 Options or Approved 102 Options.

  3.3 The grant of Approved 102 Options shall be made under this Appendix adopted by the Board, and shall be conditioned upon the approval of this Appendix by the ITA.

  3.4 Approved 102 Options may either be classified as Capital Gain Options ("CGOs") or Ordinary Income Options ("OIOs").

  3.5 No Approved 102 Options may be granted under this Appendix to any eligible Employee, unless and until, the Company's election of the type of Approved 102 Options as CGO or OIO granted to Employees (the "ELECTION"), is appropriately filed with the ITA. Such Election shall become effective beginning the first date of grant of an Approved 102 Option under this Appendix and shall remain in effect at least until the end of the year following the year during which the Company first granted Approved 102 Options. The Election shall obligate the Company to grant only the type of Approved 102 Option it has elected, and shall apply to all Optionees who were granted Approved 102 Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Options simultaneously.

  3.6 All Approved 102 Options must be held in trust by a Trustee, as described in Section 4 below.

  3.7 For the avoidance of doubt, the designation of Unapproved 102 Options and Approved 102 Options shall be subject to the terms and conditions set forth in Section 102.

4. TRUSTEE

  4.1 Approved 102 Options which shall be granted under this Appendix and/or any Shares allocated or issued upon exercise of such Approved 102 Options and/or other shares received subsequently following any realization of rights, including without limitation bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Optionees for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the "HOLDING PERIOD"). In the case the requirements for Approved 102 Options are not met, then the Approved 102 Options may be regarded as Unapproved 102 Options, all in accordance with the provisions of Section 102.

  4.2 Notwithstanding anything to the contrary, the Trustee shall not release any Shares allocated or issued upon exercise of Approved 102 Options prior to the full payment of the Optionee's tax liabilities arising from Approved 102 Options which were granted to him and/or any Shares allocated or issued upon exercise of such Options.

  4.3 With respect to any Approved 102 Option, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, an Optionee shall not sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Optionee.

  4.4 Upon receipt of Approved 102 Option, the Optionee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with this Appendix, or any Approved 102 Option or Share granted to him thereunder.

5. THE OPTIONS

The terms and conditions, upon which the Options shall be issued and exercised, shall be as specified in the Option Agreement to be executed pursuant to the Plan and to this Appendix. Each Option Agreement shall state, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder (whether a CGO, OIO, Unapproved 102 Option or a 3(i) Option), the vesting provisions and the exercise price.

6. FAIR MARKET VALUE

Without derogating from Section 2.9 of the Plan and solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the Company's shares are listed on any established stock exchange or a national market system or if the Company's shares will be registered for trading within ninety (90) days following the date of grant of the CGOs, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company's shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

7. EXERCISE OF OPTIONS

Options shall be exercised by the Optionee by giving a written notice to the Company and/or to any third party designated by the Company (the "REPRESENTATIVE"), in such form and method as may be determined by the Company and, when applicable, by the Trustee, in accordance with the requirements of Section 102, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the exercise price for the number of Shares with respect to which the option is being exercised, at the Company's or the Representative's principal office. The notice shall specify the number of Shares with respect to which the option is being exercised.

8. ASSIGNABILITY AND SALE OF OPTIONS

  8.1. Notwithstanding any other provision of the Plan, no Option or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Optionee each and all of such Optionee’s rights to purchase Shares hereunder shall be exercisable only by the Optionee. Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

  8.2 As long as Options or Shares purchased pursuant to thereto are held by the Trustee on behalf of the Optionee, all rights of the Optionee over the shares are personal, can not be transferred assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

9. INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER'S PERMIT

  9.1. With regards to Approved 102 Options, the provisions of the Plan and/or the Appendix and/or the Option Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer's permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Appendix and of the Option Agreement.

  9.2. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Appendix or the Option Agreement, shall be considered binding upon the Company and the Optionees.

10. DIVIDEND

  Subject to the Company’s incorporation documents, with respect to all Shares (but excluding, for avoidance of any doubt, any unexercised options) allocated or issued upon the exercise of Options and held by the Optionee or by the Trustee as the case may be, the Optionee shall be entitled to receive dividends in accordance with the quantity of such shares, and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102 and the rules, regulations or orders promulgated thereunder.

11. TAX CONSEQUENCES

  11.1 Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

  11.2 The Company and/or, when applicable, the Trustee shall not be required to release any share certificate to an Optionee until all required payments have been fully made.

  11.3 With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Affiliate, the Optionee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

12. GOVERNING LAW & JURISDICTION

  This Appendix shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to this Appendix.

*****

Exhibit B

BRAINSTORM CELL THERAPEUTICS INC.
AMENDED AND RESTATED 2005 U.S. STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE U.S. PLAN; DEFINITIONS

The name of the plan is the BrainStorm Cell Therapeutics Inc. 2005 U.S.Stock Option and Incentive Plan (the "U.S. Plan"). The purpose of the Plan is to provide an incentive to retain, in the employ of the BrainStorm Therapeutics,Inc. (the "Company") and its Subsidiaries, persons of training, experience and ability; to attract new employees, directors, consultants and service providers; to encourage the sense of proprietorship of such persons; and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to receive stock-based awards in the Company.

The following terms shall be defined as set forth below:

"Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder.

"Administrator" is defined in Section 2(a).

"Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock Awards.

"Board" means the Board of Directors of the Company.

"Code" means the U.S. Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

"Committee" means the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

"Effective Date" means the date on which the U.S. Plan is approved by stockholders as set forth in Section 13.

"Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

"Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined as follows:

   (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Tel Aviv Stock Exchange, the NASDAQ National Market System or the NASDAQ SmallCap Market, the Fair Market Value shall be the last reported sale price of such Stock (or the highest closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in The Wall Street Journal, or such other source as the administration deems reliable;

  (ii) If the Stock is regularly quoted by one or more recognized securities dealers, but selling prices are not reported, the Fair Market Value shall be the mean between the highest bid and lowest asked prices for the Stock on the last market trading day prior to the day of determination; or

  (iii) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Administration.

"Global Plan" means the BrainStorm Cell Therapeutics Inc. 2004 Global Share Option Plan.

"Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

"Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

"Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

"Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

"Restricted Stock Award" means Awards granted pursuant to Section 6.

"Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

"Stock" means the Common Stock, par value $0.00005 per share, of the Company, subject to adjustments pursuant to Section 3.

"Subsidiary" means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

"Ten Percent Owner" means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

SECTION 2. ADMINISTRATION OF U.S. PLAN; ADMINISTRATOR AUTHORITY TO SELECT
GRANTEES AND DETERMINE AWARDS

  (a) Committee. The U.S. Plan shall be administered by either the Board or the Committee (the "Administrator").

   (b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the U.S. Plan, including the power and authority:

   (i) to select the individuals to whom Awards may from time to time be granted;

   (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock Awards, or any combination of the foregoing, granted to any one or more grantees;

   (iii) to determine the number of shares of Stock to be covered by any Award;

   (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the U.S. Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

   (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

   (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

   (vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the U.S. Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the U.S. Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the U.S. Plan; to decide all disputes arising in connection with the U.S. Plan; and to otherwise supervise the administration of the U.S. Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and U.S. Plan grantees.

  (c) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the U.S. Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

SECTION 3. STOCK ISSUABLE UNDER THE U.S. PLAN; MERGERS; SUBSTITUTION

  (a) Stock Issuable. The maximum number of shares of Stock available forissuance under the U.S. Plan shall be 14,143,462 shares, subject to adjustment as provided in Section 3(b). The pool of shares available for issuance under the U.S. Plan is the same pool of shares reserved and available for issuance under the Global Plan. Accordingly, shares issued pursuant to awards under either the Global Plan or this U.S. Plan shall reduce the number of shares available for future issuance under each plan. Not more than 9,143,462 shares shall be issued in the form of Incentive Stock Options. For purposes of the limitation on the number of shares available under the U.S. Plan, the shares of Stock underlying any Awards (including any Options under the Global Plan) that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award (including any Options under the Global Plan) to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the U.S. and Global Plans. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the U.S. and Global Plans may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

  (b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the U.S. and Global Plans, (ii) the maximum number of Incentive Stock Options that may be issued under the U.S. Plan, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the U.S. Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options under the U.S. Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the U.S. Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

  The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the U.S. Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

   (c) Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a "Sale Event"), all Options and other Awards shall be appropriately adjusted in accordance with Section 3(b) and shall be assumed by the successor entity and shall continue to have the same vesting schedule, except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award documentation or otherwise in the Administrator's discretion. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options held by such grantee, including any such Options that may become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the "Sale Price") times the number of shares of Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options.

  (d) Substitute Awards. The Administrator may grant Awards under the U.S. Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the U.S. Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY

Grantees under the U.S. Plan will be such U.S.-based full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

Any Stock Option granted under the U.S. Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the U.S. Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

  (a) Stock Options Granted to Employees and Key Persons. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the U.S. Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

   (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

   (ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

   (iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

   (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

    (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

    (B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

     (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or the transfer agent of the shares of Stock to be purchased pursuant to the exercise accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

  (v) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this U.S. Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. RESTRICTED STOCK AWARDS

  (a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

  (b) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 6(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

  (c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 10 below, in writing after the Award agreement is issued, if any, if a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price from such grantee or such grantee's legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a shareholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

  (d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 10 below, in writing after the Award agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 6(c) above.

SECTION 7. Transferability of Awards

  (a) Transferability. Except as provided in Section 7(b) below, during a grantee's lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee's legal representative or guardian in the event of the grantee's incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

  (b) Committee Action. Notwithstanding Section 7(a), the Administrator, in its discretion, may provide either in the Award agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this U.S. Plan and the applicable Award.

  (c) Domestic Relations Orders. Without limiting the generality of Section 7(a), and notwithstanding Section 7(b), no domestic relations order purporting to authorize a transfer of an Award shall be recognized as valid, except as the Administration may otherwise determine.

  (d) Family Member. For purposes of Section 7(b), "family member" shall mean a grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than fifty percent (50%) of the voting interests.

  (e) Designation of Beneficiary. Each grantee to whom an Award has been made under the U.S. Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 8. TAX WITHHOLDING

  (a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

  (b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 9. TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the U.S. Plan, the following events shall not be deemed a termination of employment:

  (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

  (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 10. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the U.S. Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants. Any material U.S. Plan amendments (other than amendments that curtail the scope of the U.S. Plan), including any U.S. Plan amendments that (i) increase the number of shares reserved for issuance under the U.S. Plan, (ii) expand the type of Awards available under, materially expand the eligibility to participate in, or materially extend the term of, the U.S. Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the
U.S. Plan are qualified under Section 422 of the Code, U.S. Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 10 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

SECTION 11. STATUS OF U.S. PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 12. GENERAL PROVISIONS

  (a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

Each grantee shall acknowledge that the grantee's rights to sell any shares of Stock may be subject to certain limitations (including a lock-up period), as may be requested by the Company or its underwriters, and the grantee shall unconditionally agree and accept any such limitations.

  (b) Delivery of Stock Certificates. Stock certificates to grantees under this U.S. Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee's last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic "book entry" records).

  (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this U.S. Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this U.S. Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

  (d) Trading Policy Restrictions. Option exercises and other Awards under the U.S. Plan shall be subject to such Company's insider trading policy and procedures, as in effect from time to time.

  (e) Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee, that is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for the amount of any Award received by such individual under the U.S. Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

  (f) Compliance with Section 409A. To the extent an Award is subject to the requirements of Section 409A, then the applicable agreement evidencing such Award and the Plan shall be construed and administered in a manner such that the Award complies with Section 409A, and the Committee may revise the agreement mevidencing such Award and/or the U.S. Plan so that such Award shall be in compliance with Section 409A. Additionally, to the extent any Award is subject to Section 409A, notwithstanding any provision herein to the contrary, the U.S. Plan shall not permit the acceleration of, or changes in, the time or schedule of any distribution related to such Award, except to the extent consistent with the requirements of Section 409A.

SECTION 13. EFFECTIVE DATE OF U.S. PLAN

This U.S. Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. no grants of Stock Options and other Awards may be made hereunder after the tenth (10th) anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth (10th) anniversary of the date the Plan is approved by the Board.

SECTION 14. GOVERNING LAW

This U.S. Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Washington, applied without regard to conflict of law principles.

BRAINSTORM CELL THERAPEUTICS INC.

Dear Stockholder:

   Please take note of the important information enclosed with this proxy card. There are important issues related to the operation of the Company that require your immediate attention and approval. The issues are discussed in detail in the enclosed proxy materials.

  Your vote counts and you are strongly encouraged to exercise your right to vote your shares.

  Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it, and return your proxy card in the enclosed postage paid envelope.

  Your vote must be received prior to the 2008 Annual Meeting of Stockholders on June 5, 2008.

  Thank you in advance for your prompt consideration of these matters.

FOLD AND DETACH HERE

BRAINSTORM CELL THERAPEUTICS INC.

PROXY 2008 ANNUAL MEETING OF STOCKHOLDERS PROXY
JUNE 5, 2008

   The undersigned hereby appoints Abraham Efrati, Chaim Lebovits and David Stolick, and each of them singly, with full power of substitution, proxies to represent the undersigned at the 2008 Annual Meeting of Stockholders of Brainstorm Cell Therapeutics Inc. to be held on June 5, 2008 at 9:00 a.m., Israel Time, at the offices of the Company’s subsidiary, 12 Bazel Street, POB 10019 Kiryat Aryeh, Petach Tikva, Israel 49001, and at any adjournments or postponements thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting including the proposals set forth on the reverse side of this proxy card.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON THE PROPOSALS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

   PLEASE VOTE, DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

  Please sign exactly as your name(s) appear(s) on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by the authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
________________________	________________________

________________________	________________________

________________________	________________________

FOLD AND DETACH HERE

BRAINSTORM CELL THERAPEUTICS INC.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. Election of directors to serve until the 2009 annual meeting.
Nominees:

(01)	Dr. Irit Arbel

(02)	Dr. Jonathan Javitt

(03)	Moshe Lion

(04)	Dr. Robert Shorr

FOR ALL NOMINEES ☐	WITHHELD FROM ALL NOMINEES ☐

☐ ____________________________________________
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE.

2.
To approve the amendment and restatement of the Company's 2004 Global Share Option Plan and 2005 U.S. Stock Option and Incentive Plan increasing the number of shares of Common Stock available for issuance thereunder by 5,000,000 shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	To ratify the appointment of Brightman Almagor & Co., a member of Deloitte Touche Tohmatsu, as the Company's independent registered public accounting firm for the current fiscal year.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	To transact such business as may properly come before the meeting and any adjournment or postponement thereof.

 MARK HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

 Mark box at right if an address change or comment has been noted on the reverse side of this proxy card. ☐

  The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of the 2008 Annual Meeting of Stockholders and the proxy statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given.

PLEASE BE SURE TO DATE AND SIGN THIS PROXY.

Signature: ____________________________________	Date: ______________________

Signature: ____________________________________	Date: ______________________